UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbacher

Vice President and Secretary

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: December 31

Date of reporting period: June 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

30 June

2019

Nuveen Equity Funds

Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen Global Infrastructure Fund	FGIAX	FGNCX	FGNRX	FGIWX	FGIYX
Nuveen Global Real Estate Securities Fund	NGJAX	NGJCX	—	NGJFX	NGJIX
Nuveen Real Asset Income Fund	NRIAX	NRICX	—	NRIFX	NRIIX
Nuveen Real Estate Securities Fund	FREAX	FRLCX	FRSSX	FREGX	FARCX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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Table

of Contents

Chairman’s Letter to Shareholders

Dear Shareholders,

The worries weighing on markets at the end of 2018 appeared to dissipate in early 2019 as positive economic and corporate earnings news, more dovish signals from central banks and trade progress boosted investor confidence. However, political noise and trade disputes continue to drive short-term market volatility and weigh on longer-term outlooks. Investors are concerned that increased tariffs and a protracted stalemate between the U.S. and its trading partners could dampen business and consumer sentiment, weakening spending and potentially impacting the global economy. Acknowledging similar concerns, the U.S. Federal Reserve recently lowered its benchmark interest rate 0.25% for the first time in a decade and will stop reducing its bond portfolio sooner than planned to help stimulate the U.S. economy. As the current U.S. economic expansion has reached the 10-year mark this summer, it’s important to note that economic expansions don’t die of old age, but mature economic cycles can be more vulnerable to an exogenous shock.

Until a clearer picture on trade emerges, more bouts of market turbulence are likely in the meantime. While the downside risks warrant careful monitoring, we believe the likelihood of a near-term recession remains low. Global economic growth is moderating but still expanding, with demand driven by the historically low unemployment in the U.S., Japan and across Europe. Some central banks have begun to adjust monetary policy to help sustain growth and others continue to emphasize their readiness to act, while China’s authorities remain committed to keeping economic growth rates steady with fiscal and monetary policy.

The opportunity set may be narrower, but we believe there is still scope for gains in this environment. Patience and maintaining perspective can help you weather periodic market volatility. We encourage you to work with your financial advisor to assess short-term market movements in the context of your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chairman of the Board

August 23, 2019

Portfolio Managers’ Comments

Nuveen Global Infrastructure Fund

Nuveen Global Real Estate Securities Fund

Nuveen Real Asset Income Fund

Nuveen Real Estate Securities Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen LLC. For the Nuveen Global Infrastructure Fund, Jay L. Rosenberg has been a portfolio manager since its inception in 2007 and Tryg T. Sarsland has been a portfolio manager since 2012. For the Nuveen Global Real Estate Securities Fund, Jay L. Rosenberg along with Scott C. Sedlak have been portfolio managers since its inception in 2018, and Benjamin T. Kerl joined in 2019. For the Nuveen Real Asset Income Fund, Jay L. Rosenberg has been portfolio manager since the Fund’s inception in 2011. Brenda A. Langenfeld, CFA, and Tryg T. Sarsland were added as portfolio managers in 2015 and Jean C. Lin, CFA joined in 2019. For the Nuveen Real Estate Securities Fund, Jay L. Rosenberg has served as a portfolio manager since he joined the Fund’s management team in 2005, while Scott C. Sedlak and Sarah Wade joined the team as portfolio managers in 2011 and 2017, respectively.

In January 2019, Benjamin T. Kerl was added as a portfolio manager to the Nuveen Global Real Estate Securities Fund.

In January 2019, Jean C. Lin, CFA, joined as a portfolio manager on the Nuveen Real Asset Income Fund.

On the following pages, the portfolio management teams for the Funds discuss key investment strategies and the Funds’ performance for the six-month reporting period ended June 30, 2019.

Nuveen Global Infrastructure Fund

How did the Fund perform during the six-month period ended June 30, 2019?

The table in the Fund Performance and Expense Ratios section of this report provides total returns for the Fund for the six-month, one-year, five-year, ten-year and/or since inception periods ended June 30, 2019. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV outperformed the S&P Global Infrastructure Index NR (Net Return) and the Lipper classification average during the six-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund seeks to provide long-term growth of capital and income by investing primarily in equity securities issued by U.S. and non-U.S. companies that typically derive the majority of their value from owned or operated infrastructure assets. During the reporting period, our strategy for managing the Fund remained consistent as we focused on buying global infrastructure companies that

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

own and operate long life assets that have visible cash flows, strong balance sheets, manageable amounts of leverage and inelastic demand characteristics. We believe these types of companies will have ongoing access to capital and the best chances for producing sustainable and growing cash flow. The Fund is structured using a number of core infrastructure companies that we believe should provide long-term outperformance versus the market, combined with more opportunistic holdings that we believe are undervalued by the market in the short term. We have exposure around the globe to a mixture of holdings that represent significant value, as well as positions in companies that may prove to be more stable in a slowly growing global economy.

During the reporting period, the global infrastructure sector produced strong results with the segment gaining 19.45% as measured by the S&P Global Infrastructure Index NR, outperforming the domestic equity market, which advanced 18.54% (S&P 500®). The segment also surpassed global equities, as measured by the MSCI All Country World Index, which returned 16.23%. After a weak year for global infrastructure in 2018, the sector not only kept pace with the risk-on, broad market rally witnessed so far in the first half of 2019, but outperformed. During this six-month reporting period, every sector but one (ports) within the infrastructure index posted double-digit gains. The more cyclical areas within infrastructure that have higher potential earnings growth resulting from more of a tie to economic activity performed better than the more stable, more highly regulated areas. The technology infrastructure, toll road and pipeline sectors were standout performers during the reporting period.

The Fund experienced strong absolute and relative returns during the reporting period driven by solid outperformance across a number of sectors, led by electric utilities, technology infrastructure, ports and waste. The Fund had relatively few noteworthy detractors during the reporting period, although its cash position and slight weakness in the rail and toll road sectors were modest drags on results.

Electric utilities contributed the most relative outperformance due to positive stock selection within the sector along with the Fund’s underweight position relative to the benchmark weight. The Fund currently has one of its highest weights to electric utilities since the portfolio’s inception, but still remains about 10% underweight versus the benchmark given the sector’s very high exposure in the index due to several factors. First, we prefer to be more diversified than the benchmark across all the potential investment areas within infrastructure and therefore are hesitant to concentrate so much of the Fund in one sector. Second, we are uncomfortable investing in several electric utilities companies in the benchmark with business models that make them somewhat commodity price sensitive. We prefer instead to own more regulated companies within the investable universe given their more consistent earnings profiles and lower sensitivity to commodity prices. That said, we have a positive outlook toward the group as a whole given where we are in the business cycle. We believe that as economic growth slows, investors will be in search of more earnings certainty rather than growth. During the reporting period, however, the snapback equity rally after the decline at the end of 2018 benefited more economically sensitive areas of investment. As a result, our underweight to electric utilities, and particularly integrated names in the U.S., was the largest contributor to outperformance in the sector.

Technology infrastructure also continued to contribute strongly to the Fund’s performance. This sector, comprised of businesses such as cell tower companies and data centers, provides the infrastructure necessary for mobile communications and computing. Technology infrastructure is not represented in the benchmark; therefore, the Fund’s nearly 7% weight to the group represents its largest overweight by sector. After a difficult fourth quarter in 2018, the segment has experienced a significant rebound in the first half of 2019 with our holdings collectively advancing by more than 30%, besting all other sectors within the Fund’s benchmark. Performance was solid across the board with U.S. as well as international names advancing. Fundamentally driven demand for both cell towers and data centers based on consumer and business needs for data and continual upgrades to keep pace with 4G and upcoming 5G cellular capabilities has driven strong revenue growth and remains a compelling secular story. European cell tower companies have been especially strong this year. Cellular service providers have accelerated the outsourcing of their tower businesses after lagging this trend in the U.S. over the past several years. This is providing significant asset acquisition opportunities for existing tower companies abroad, increasing their anticipated growth rates, which has been cheered by the financial markets.

Ports were the third leading contributor to relative performance during the reporting period, primarily due to the Fund’s regional underweight to China. This included underweight positions in two Chinese seaport index constituents and no exposure to the third: China Merchants Port Holdings Co., Ltd., COSCO SHIPPING Ports Limited, and Hutchison Port Holdings Trust, respectively. As China continues its fiscal stimulus in an effort to boost gross domestic product growth, the country has targeted infrastructure assets, often through tariff reductions (i.e. lowered fees). Although these reductions are typically meant to benefit consumers and exporters alike, they often have the opposite effect on the companies that operate the infrastructure assets. An overall slowdown in economic activity also played a role on throughput declines, which coupled with the ongoing tariffs imposed by the U.S. on Chinese goods, has also negatively impacted these stocks.

In addition, the Fund’s diversified exposure to holdings in the waste sector contributed favorably to results. The Fund’s holdings advanced strongly over the reporting period, while the benchmark has no exposure to the waste sector.

The leading detractor during the reporting period was the Fund’s cash exposure. We usually do not call out cash as a detractor since we keep the Fund more or less fully invested, which means the cash allocation is typically below 5% of overall portfolio assets. While less than 3% of the Fund was allocated to cash during the reporting period, it served as a drag on performance given the nearly 20% gain in the global infrastructure market. No infrastructure sector detracted more than five basis points from relative performance, which limits our ability to provide commentary on any material laggards.

The rail sector detracted very modestly from the Fund’s relative returns, primarily driven by its out-of-index exposures to two Japanese commuter rail companies, East Japan Railway Co and Central Japan Railway Co. Both firms reported relatively strong first quarter earnings; however, their shares traded down due to managements’ softer guidance for the remainder of 2019. Expense growth is the primary concern for both companies.

Toll roads also detracted slightly from relative returns, primarily the result of the Fund’s underweight position in Atlantia S.p.A., an Italian toll road company. During 2018, the Genoa bridge collapse in Italy, which killed dozens of people, brought into question the government’s commitment to privatized infrastructure. Atlantia, which has the concession on that stretch of road, suffered due to the potential liability from the disaster, the obvious inability to collect tolls during reconstruction, and the political uncertainty going forward. During the reporting period however, Atlantia’s stock has performed well based on optimism that the company may actually be able to retain the concession, which the government had said it was going to revoke immediately following the accident. The company represents a large weight in the index and our portfolio remains underweight, which hampered relative performance.

Throughout the reporting period, we largely maintained the more defensive posture of the Fund’s portfolio that took shape at the end of 2018. We maintained the Fund’s market sensitivity, relative to the first nine months of 2018 and continued to focus on and have conviction in companies whose earnings are more stable and those whose business models are less correlated to the global economic cycle. Generally speaking, we focused more heavily on mitigating downside risk given how late it appears to be in the business cycle and how much downside volatility we saw in global equity markets late last year. While we have not completely abandoned higher growth areas within infrastructure, we are selective within that group and favor “best-in-class” opportunities for businesses that have higher sensitivities to the economic cycle.

Geographically, we continued to keep the Fund’s portfolio well diversified. At the midpoint of 2019, the Fund continued to have broad exposure to well over 20 different countries. We prefer to spread the Fund’s holdings out over many geographies and regulatory jurisdictions to mitigate risk, especially in light of the rise of populist governments worldwide.

Nuveen Global Real Estate Securities Fund

How did the Fund perform during the six-month period ended June 30, 2019?

The table in the Fund Performance and Expense Ratios section of this report provides total returns for the Fund for the six-month, one-year and since inception periods ended June 30, 2019. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV outperformed the FTSE EPRA/Nareit Developed Index NR (Net Return) and the Lipper classification Average during the six-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund seeks long-term capital appreciation with a secondary objective to provide current income. The Fund invests in income producing equities of companies engaged in the real estate industry. Applying a fundamentally based, relative value process, the investment team diversifies across geographies and sectors of listed global commercial real estate by investing at least 80% of the

Portfolio Managers’ Comments (continued)

sum of its net assets and the amount of any borrowings for investment purposes in common stocks, preferred securities and other equity securities issued by U.S. and non-U.S. companies in the real estate industry, including real estate investment trusts (REITs) and similar REIT-like entities. REITs are types of real estate companies that pool investors’ funds for investment in real estate or in real estate related loans or other interests. REITs in the U.S. are generally not taxed on income distributed to shareholders so long as they meet certain requirements of the Internal Revenue Code. Foreign REITs and REIT-like entities are organized outside of the U.S. and generally have operations and receive tax treatment in their respective countries similar to that of U.S. REITs, though some countries may have REIT-like structures that are significantly different from U.S. REITs or may not have adopted a REIT-like structure at all. Equity securities in which the Fund may invest may be of any market capitalization, including small- and mid-capitalization companies.

The Fund may invest at least 40% of its net assets in securities of non-U.S. issuers and, in any case, will invest at least 30% of its net assets in such issuers. The Fund will invest in securities of issuers in at least three different countries and may invest up to 25% of its total assets in securities of emerging market issuers.

The Fund may utilize derivatives, including options, futures contracts, options on futures contracts, and forward foreign currency exchange contracts. The Fund may use these derivatives to manage market or business risk, enhance the Fund’s return, or hedge against adverse movements in currency exchange rates.

During the reporting period, the technology infrastructure, mall, office and industrial sectors were the top contributors to the Fund’s relative performance, while only cash and net lease detracted modestly from results. All of the Fund’s country exposures added value during the reporting period led by positions in the U.S., Europe and the U.K.

The technology infrastructure sector, which is made up of mostly global data center and cell phone tower companies, contributed the most to the Fund’s relative results during the reporting period. The Fund’s broad exposure to the group proved beneficial given the strong returns for most companies in the sector, while the index’s exposure to technology infrastructure is quite limited. In fact, no portfolio holdings detracted from relative returns during the reporting period. Stock selection within the category also benefited the portfolio with our exposure to Equinix Inc. again leading the way. Equinix had previously performed quite poorly in the late 2018 market sell-off and we took advantage of the attractive relative valuation and added to our exposure. The stock’s positive momentum continued throughout the reporting period after management’s better-than-expected guidance in the first quarter buoyed the stock. Equinix was the portfolio’s largest holding in the data center group and contributed approximately half of the Fund’s relative outperformance with the technology infrastructure sector.

The mall sector also contributed quite favorably to the Fund’s relative outperformance. The struggles within retail real estate are well documented and have persisted over the past few years. The disruption from ecommerce has led to store closings, shrinking footprints for retailers, and a change of business mix for regional malls as they target more experiential options and restaurants versus traditional apparel storefronts. As a result, we have seen a significant bifurcation in performance among companies within the mall sector in terms of those with high quality destination properties that have capital to redevelop assets to keep or increase foot traffic and sales versus those whose tenants are of lower quality and whose assets aren’t as likely to draw shoppers. For some time, we have focused the Fund’s exposure in higher quality mall operators where they exist and in geographies less impacted by the above-mentioned trends. Additionally, the portfolio only carried approximately half the weight of the index in the mall sector overall. Given the weak and declining fundamentals, we believed capital could be better deployed in more productive areas where positive returns were more likely. The combination of strong selection within the group, coupled with the underweight relative to the benchmark, added a substantial amount of value during the reporting period.

Our stock selection within the office sector also contributed to the Fund’s relative performance versus the benchmark. The most beneficial holding was a position in Terreis, a French office company that is not represented in the index. Fundamentals remained positive within the French office sector as low vacancy rates and limited high quality space placed pricing power in the hands of the landlords, leading to solid earnings growth. Although declining interest rates served as a tailwind, the most significant company specific driver for Terreis was its disposition of several assets to a Swiss insurer at a premium to appraised property value. Investors viewed the transaction favorably as follow through on management’s stated strategy of accretive asset recycling to create value. The sale resulted in the announcement of a significant special dividend to be paid to Terreis shareholders as well as a share buyback tender offer at a substantial premium to where shares were trading, both of which were well received.

Finally, an overweight position in industrial real estate companies provided a boost to the Fund’s relative outperformance. The flip side to the regional mall/retail real estate coin is the industrial sector, which is directly benefiting from the disruption of ecommerce in the marketplace. The group continues to demonstrate the strongest fundamentals with ever increasing demand for logistics and fulfillment facilities outstripping what has been a rather contained supply situation. These trends that we’ve witnessed in the U.S. for some time are in their earlier stages globally and represent a significant amount of future growth potential. While the U.S. names did perform well during the reporting period, the portfolio’s exposure to international companies, several of which are not included in the benchmark, contributed even more significantly to the outperformance.

The leading detractor during the reporting period was the Fund’s cash exposure. We usually do not call out cash as a detractor since we keep the Fund more or less fully invested, which means the cash allocation is typically below 5% of overall portfolio assets. While just slightly more than 2% of the Fund was allocated to cash during the reporting period, it served as a drag on performance given the nearly 15% gain in the global real estate market, as measured by the FTSE EPRA/Nareit Developed Index NR (Net Return). Net lease was the only other sector to detract mildly, which limits our ability to provide commentary on any material laggards.

Although the net lease sector detracted, the actual relative performance impact was rather muted. In general terms, positioning within the sector was skewed toward slightly more defensive, higher multiple names with strong tenant profiles. However, the market generally seemed to reward companies within the category with slightly higher dividend yields and lower multiples, perhaps due to the likelihood of easier monetary policy and falling global interest rates. A net lease is a type of commercial real estate lease in which the lessee or tenant pays for his or her space, but also pays the landlord for all, or some part of, certain “usual costs.” These usual costs are typically expenses that are associated with operating, maintaining, and using the property. These are costs which the landlord would ordinarily pay.

In terms of portfolio changes, Australia experienced the largest increase in exposure during the reporting period after its accommodative central bank cut interest rates and provided a tailwind to the commercial real estate sector. We funded much of the added exposure with a reduction in the Fund’s Japan weight, which we lowered after a period of solid performance. The portfolio’s U.S. weight stayed relatively consistent and ended the reporting period neutral relative to the benchmark.

By sector, the Fund’s largest overweight at the end of the reporting period was in the technology infrastructure sector, driven by positive supply and demand trends within data centers and cell phone towers. In the cell tower area, global tower densification continued on the back of individual and corporate demand for more data, while necessary future equipment upgrades for 5G have benefited tower companies as well. Meanwhile, the data center industry continued to benefit from demand for space to house servers to support several themes including cloud computing, big data and web-based enterprise technology solutions. The strength of the underlying fundamentals has so far provided support to both groups in the sector, although valuations now appear full. The industrial area remained the Fund’s second largest overweight as the sector continued to benefit from secular growth trends that should extend beyond the current cycle. The Fund’s largest underweight was in malls because the ongoing negative secular trends affecting brick-and-mortar retailers due to the growth in ecommerce remained a headwind.

Nuveen Real Asset Income Fund

How did the Fund perform during the six-month period ended June 30, 2019?

The table in the Fund Performance and Expense Ratios section of this report provides total returns for the Fund for the six-month, one-year, five-year and/or since inception periods ended June 30, 2019. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV outperformed the Real Asset Income Blend benchmark, the Bloomberg Barclays U.S. Corporate High Yield Bond Index and the Lipper classification average during the six-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund seeks a high level of current income with a secondary objective of capital appreciation by investing in a global portfolio of infrastructure and commercial real estate related securities (i.e. real assets) across the capital structure. These securities include a

Portfolio Managers’ Comments (continued)

combination of infrastructure and real estate common stock, infrastructure and real estate preferred stock, and infrastructure and real estate related debt. Our goal is to combine these securities into a portfolio that provides investors with an attractive level of income and dampens levels of risk versus the broader equity market. We continued to select securities using an investment process that screens for companies and assets across the real assets market that provide higher yields. From the group of securities providing significant yields, we focus on owning those companies and securities with the highest total return potential in the Fund. Our process places a premium on finding securities whose revenues come from tangible assets with long-term concessions, contracts or leases and are therefore capable of producing steady, predictable and recurring cash flows. The Fund’s management team employs a bottom-up, fundamental approach to security selection and portfolio construction. We look for stable companies that demonstrate consistent and growing cash flow, strong balance sheets and histories of being good stewards of shareholder capital.

During the reporting period, all five of the “real asset” categories represented in the Real Asset Income Blend benchmark produced strong positive absolute returns. The global infrastructure sector produced the best results with the segment gaining 19.45% as measured by the S&P Global Infrastructure Index NR, outperforming the domestic equity market, which advanced 18.54% (S&P 500®). The segment also surpassed global equities, as measured by the MSCI All Country World Index, which returned 16.23%. After a weak year for global infrastructure in 2018, the sector not only kept pace with the risk-on, broad market rally witnessed so far in the first half of 2019, but outperformed. The defensive sector returned to favor as markets digested the Federal Reserve’s policy pivot and other central bank’s dovish moves, combined with the continued backdrop of slowing economic growth, downward earnings revisions, and still present trade and geopolitical risks.

The commercial real estate segment also kept somewhat close pace with the market rally so far in 2019 after a year of demonstrable outflows from the sector in 2018. The public commercial real estate sector returned 14.51% as measured by the FTSE EPRA/NAREIT Developed Index over the reporting period. We believe investors began to place a premium on earnings stability over growth, given a more benign interest rate environment. Dovish comments by central banks have led to a significant decline in U.S. and global interest rates year to date. The 10-year Treasury yield, for example, has fallen from 2.66% at the beginning of 2019 to 2.00% by mid-year. Real estate investment trusts (REITs) tend to be more sensitive to interest rate movements than equities in general. REITs have also likely benefited from increased investor appetite for more stable, lease-based earnings and cash flows as the economic cycle has become very mature.

The interest rate rally and drop in bond yields in both the U.S. and overseas also provided a favorable backdrop for debt and preferred securities. The segments posted strong snapbacks as credit spreads rallied. The high yield sector gained 9.94% year to date as measured by the Bloomberg Barclays U.S. Corporate High Yield Index, propelled in part by the segment’s best first quarter gain in more than 25 years. The high yield sector also continued to benefit from limited net new supply, intact credit fundamentals and default rates at or near all time lows. The two preferred indices within the Fund’s Custom Blended Benchmark also finished the reporting period strongly in positive territory. The Wells Fargo Hybrid & Preferred Securities REIT Index returned 14.17%, while the Bloomberg Barclays Global Capital Securities Index rose 9.75% during the reporting period.

We attempt to add value versus the Real Asset Income Blend benchmark in two ways: by reallocating money among five main security types when we see pockets of value at differing times and, more importantly, through individual security selection. During the reporting period, the REIT common equity segment was the primary driver of the Fund’s favorable results relative to the benchmark, although the REIT preferred and global infrastructure preferred segments of the portfolio also contributed modestly to its relative returns. The global infrastructure common equity and high yield segments detracted from relative results.

The vast majority of the Fund’s outperformance versus its blended benchmark was due to stock selection in the real estate common equity portion of the portfolio. Selection was particularly beneficial in the health care REIT sector, where the Fund had a higher weight and the securities we selected outperformed by a wide margin. Within this more defensive sector, we focused on medical office properties and lab space, which are two areas where demand remains strong. This demand is leading to potential strong internal growth rates, as well as external growth opportunities through development and acquisition, which likely led these names to outperform. Investors appeared to appreciate the balance between the defensive characteristics of the overall group, coupled with attractive growth opportunities in the context of a benign and improving interest rate environment. Our exposure in the mall sector also benefited the Fund’s relative results versus the benchmark. The struggles within retail real estate are well documented and have persisted over the past few years. The disruption from ecommerce has led to store closings, shrinking footprints for retailers, and a change of business mix for regional malls as they target more experiential options and restaurants versus traditional apparel storefronts. As a result, we have seen a significant bifurcation in performance among companies within the mall sector in terms of those with high quality destination properties that have capital to redevelop assets to keep or increase foot traffic and sales versus those whose tenants are of lower quality and whose assets aren’t as likely to draw shoppers. We have focused the Fund’s exposure in higher quality mall operators and in geographies less impacted by the above mentioned trends for quite some time, a strategy that paid off during the reporting period.

The global infrastructure common equity portion of the portfolio was the greatest detractor, followed closely by high yield debt. The shortfall within the global infrastructure segment was the result of the Fund’s significant underweight to the group as a whole. As noted above, global infrastructure common equity was the strongest performing asset class in the Fund during the reporting period. The primary reason we have underweighted infrastructure equity has been to avoid geopolitical risk globally, which has reduced our opportunity set to deploy capital. For example, we have an underweight in the U.K. because of Brexit worries and the subsequent potential political fallout that could impact infrastructure assets there. A populist government coalition in Italy that has seen the far left and the far right unite makes us somewhat hesitant regarding that country as well. Additionally, the current regulatory environment in Spain could negatively impact regulated utilities in that country as allowable returns are scheduled to be set in the near future. In addition, our portfolio was positioned with underweights in three of the top performing sectors within global infrastructure equity during the reporting period, toll roads, pipelines and airports. The underweight in toll roads ties back to the avoidance of geopolitical risks as a significant portion of the sector is found in European countries like Italy and Spain. In pipelines, we have tended to focus on preferred securities, which offer exposure to the sector with less volatility relative to the common equity exposure. We also had a lower weight than the benchmark in airports, driven almost exclusively by the Fund’s primary objective to provide income. Within the airport investment universe, very few equity securities possess dividend yields that are high enough to qualify for inclusion in this portfolio.

Within the high yield debt portfolio, by far the largest drag on the Fund’s relative results came from security selection in the electric utilities sector. Performance was negatively impacted by our exposure to power generation companies in California. These holdings underperformed after the largest utility in California, PG&E, filed for Chapter 11 bankruptcy protection due to its potential liability related to a number of wildfires, including the Camp Fire blaze. Subsequently, we eliminated any material exposure to the uncertainty surrounding California wildfire liability from our debt portfolio. Also during the reporting period, we took advantage of a strong high yield market and repositioned the debt portfolio. In the process, our cash balance was higher than it would be normally, which detracted modestly in the strong up market.

We continued to actively manage the Fund’s allocations among the five investment categories to reflect what we believed to be the best opportunities in our investment universe. Across the Fund, we took advantage of market strength and reduced overall volatility within all areas of the portfolio. We modestly increased exposure to infrastructure equities, which slightly reduced the Fund’s overall underweight to infrastructure equities. The primary source of funds for the rebalancing was a reduction in infrastructure preferred securities. Although reduced, the Fund’s overall preferred exposure (infrastructure and real estate) remains its largest overweight by category and roughly balances out its common equity underweight.

In our debt portfolio, we continued to migrate the portfolio higher in quality relative to historic ranges, while reducing its exposure to less liquid issues. We also improved the portfolio’s diversification by reducing issuer concentration and adding new issuers to the debt sleeve. We continued to find opportunities to invest in a number of attractive bonds with stable cash flows and minimal exposure to volatile commodity prices. We maintained a geographic representation in the debt portfolio that was similar to the equity and preferred categories. And similar to the preferred segment, utilities and pipeline infrastructure holdings remained the largest sectors in the debt portion of the portfolio at the end of the reporting period.

Nuveen Real Estate Securities Fund

How did the Fund perform during the six-month period ended June 30, 2019?

The table in the Fund Performance and Expense Ratios section of this report provides total returns for the Fund for the six-month, one-year, five-year, ten-year and/or since inception periods ended June 30, 2019. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV outperformed the MSCI U.S. REIT Index and performed in line with the Lipper classification average during the six-month reporting period.

Portfolio Managers’ Comments (continued)

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund seeks to provide above average income potential and long-term capital appreciation by investing in income producing common stocks of publicly traded companies engaged in the real estate industry. During the reporting period, we continued to implement the Fund’s strategy of investing on a relative value basis with a focus on individual stocks rather than economic or market cycles. We also continued to invest the Fund in a fairly sector neutral manner with a goal of providing a well-diversified portfolio of public real estate stocks to our shareholders. A sector neutral approach reduces the impact of any one property type on performance. Additionally, we continued to invest in a broader universe of stocks than our benchmark index to access more dynamic parts of the commercial real estate cycle.

During the reporting period, the public commercial real estate sector returned 17.77% (MSCI U.S. REIT Index), which was just shy of the overall broader equity market return of 18.54%, as measured by the S&P 500®. The commercial real estate segment has kept close pace with the market rally so far this year after a year of demonstrable outflows from the sector in 2018. We believe investors have now begun to place a premium on earnings stability over growth, given a more benign interest rate environment. The Federal Reserve’s policy pivot and other central bank’s dovish moves have led to a significant decline in U.S. and global interest rates year to date. The 10-year Treasury yield, for example, has fallen from 2.66% at the beginning of 2019 to 2.00% by mid-year. Real estate investment trusts (REITs) tend to be more sensitive to interest rate movements than equities in general. REITs have also likely benefited from increased investor appetite for more stable, lease-based earnings and cash flows as the economic cycle has become very mature.

The Fund experienced strong absolute and relative returns during the reporting period driven by solid outperformance across a number of sectors, led by health care REITs, office space and malls. The Fund had relatively few noteworthy detractors during the reporting period, although its cash position and slight weakness in the net lease sector were modest drags on results.

The Fund’s leading contribution during the reporting period came from favorable stock selection and an overweight in the health care REIT sector. Within the sector, the senior housing segment struggled predominantly due to short-term oversupply and increasing expenses. While demographics favor the senior housing category, new supply delivered to the market over the past several years has led to underutilization of space and a lack of pricing power for property owners, leading us to have lack of conviction in the sub-sector in the near term. The Fund benefited from no exposure to Senior Housing Properties Trust, which saw its shares drop sharply during the reporting period. Also, the Fund’s underweight position in Welltower, Inc. contributed favorably as approximately 60% of the company’s business comes from senior housing. On the other hand, we continued to favor the life science area (lab space for research) within the group. Our overweight position in Alexandria Real Estate Equities Inc. aided performance. The company benefited from stronger demand in its core markets, an expected internal growth rate that is higher than its peers, and solid expected returns on its existing property development pipeline. These strong fundamentals were key to the investor interest in the name, which propelled the stock higher. Another contributor was the Fund’s overweight position in Ventas Inc., one of the “big three” within the health care REIT benchmark. During the reporting period, we took the opportunity to add to our position when Ventas did an equity offering to fund a senior housing acquisition in Canada. Not long after the capital raise, the company also announced several other development projects and acquisitions that would provide substantial growth relative to their peers and would likely be accretive, especially in 2020. The market received the announcements positively and the stock performed well.

Stock selection within the office sector also contributed to the Fund’s relative performance versus the benchmark, due mostly to an underweight position in SL Green Realty Corp. At this point in previous cycles, demand characteristics in the office sector have driven strong net operating income growth, which often led to relatively strong returns for the asset type. However, returns during this expansion have been impacted by current densification trends (companies are emphasizing more shared space and less square footage per employee), along with some pockets of significant amounts of additional supply. One of the geographic areas where supply has been a concern is New York City, and we have chosen to be relatively underweight as a result. One way to do that has been to underweight SL Green, which has a Manhattan centric property profile. The company struggled during the reporting period and significantly underperformed the overall sector due to the previously mentioned fundamental issues. Our portfolio also held an overweight to Cousins Properties Inc. for some time because of the company’s underlying property portfolio, its geographic footprint and its overall potential growth rate. Shares rebounded strongly at the beginning of 2019 as the market began to recognize the value in the company. Cousins Properties also increased 2019 guidance during the reporting period on the heels of a transaction with Norfolk Southern. In addition, the firm announced its intention to merge with TIER REIT, which may provide additional development opportunities in the future.

Also, the Fund’s positioning within the mall sector benefited its relative outperformance. The mall sector faltered again during the reporting period, and was the only sector to slip into negative territory with a nearly 5% decline as measured by the index constituents, while every other sector within the benchmark rose by double digits. The struggles within retail real estate are well documented and have persisted over the past few years. The disruption from ecommerce has led to store closings, shrinking footprints for retailers, and a change of business mix for regional malls as they target more experiential options and restaurants versus traditional apparel storefronts. As a result, we have seen a significant bifurcation in performance among companies within the mall sector in terms of those with high quality destination properties that have capital to redevelop assets to keep or increase foot traffic and sales versus those whose tenants are of lower quality and whose assets aren’t as likely to draw shoppers. For quite some time, we have emphasized exposure to only higher quality mall operators in the Fund’s portfolio. During the reporting period, our only significant position in the sector was Simon Property Group Inc., the largest mall operator in the U.S. All of our outperformance within the group came from having little to no exposure to the remaining six of seven names in the index.

The leading detractor during the reporting period was the Fund’s cash exposure. We usually do not call out cash as a detractor since we keep the Fund more or less fully invested, which means the cash allocation is typically below 5% of overall portfolio assets. While less than 2% of the Fund was allocated to cash during the reporting period, it served as a drag on performance given the nearly 18% gain in the real estate market. Other than net lease, no real estate sector detracted in any meaningful way from relative performance, which limits our ability to provide commentary on any material laggards.

Within net lease, security selection hurt performance during the reporting period. An underweight to WP Carey Inc. provided the largest drag within the sector after its shares performed well following a merger that was well received by the market. The Fund was underweight the stock based on our concerns regarding future earnings growth, but the transaction has been the focal point for investors so far this year. Performance was also hindered by our overweight positions in Four Corners Property Trust Inc., National Retail Properties Inc. and Agree Realty Corp, although we didn’t see any apparent fundamental reason that led to the underperformance of the companies. It appears that investors showed favoritism for competitors with slightly lower multiples and slightly higher dividend yields during the reporting period; however, the underlying tenancy and core business of the companies remained solid. Therefore, we did not change our positioning in these names.

In terms of changes during the reporting period, we maintained our biases to large cap over small cap and high quality over lower quality, which were reflected in our core/high conviction names, especially within the mall sector. We remained more highly allocated to areas that display more defensive characteristics, have a higher certainty of cash flow and have less linkage to the global economic cycle than we have in previous reporting periods. The health care REIT sector was the primary recipient of our added defensive exposure, which brought the Fund’s health care weight to a slight overweight relative to the benchmark for the first time in several years. We ended the reporting period with the Fund’s sector weights relatively neutral to the benchmark.

Risk Considerations and Dividend Information

Risk Considerations

Nuveen Global Infrastructure Fund

Mutual fund investing involves risk; principal loss is possible. Concentration in infrastructure-related securities involves sector risk and concentration risk, particularly greater exposure to adverse economic, regulatory, political, legal, liquidity, and tax risks associated with master limited partnerships (MLPs) and real estate investment trusts (REITS). Foreign investments involve additional risks including currency fluctuations and economic and political instability. These risks are magnified in emerging markets. Common stocks are subject to market risk or the risk of decline. Small- and mid-cap stocks are subject to greater price volatility. The use of derivatives involves substantial financial risks and transaction costs. The Fund’s potential investment in other investment companies means shareholders bear their proportionate share of fund expenses and indirectly, the expenses of other investment companies. Fund investments in exchange trade funds (ETFs) may involve tracking error. Preferred securities may involve greater credit risk than other debt instruments.

Nuveen Global Real Estate Securities Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. The real estate industry is greatly affected by economic downturns or by changes in real estate values, rents, property taxes, interest rates, tax treatment, regulations, or the legal structure of the REIT. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as active management, derivatives, preferred security, and, small and mid-cap risks, are described in detail in the Fund’s prospectus.

Nuveen Real Asset Income Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments such as those held by the Fund are subject to market risk, call risk, derivatives risk, other investment companies risk, common stock risk, and tax risks associated with master limited partnerships (MLPs). Concentration in specific sectors may involve greater risk and volatility than more diversified investments: real estate sector involves the risk of exposure to economic downturns and changes in real estate values, rents, property taxes, interest rates and tax laws; infrastructure-related securities may involve greater exposure to adverse economic, regulatory, political, legal, and other changes affecting such securities. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity, and differing legal and accounting standards. These risks are magnified in emerging markets. Investments in small- and mid-cap companies are subject to greater volatility. In addition, the Fund will bear its proportionate share of any fees and expenses paid by the exchange trade funds (ETFs) in which it invests.

Debt or fixed income securities such as those held by the Fund are subject to market risk, credit risk, interest rate risk and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Nuveen Real Estate Securities Fund

Mutual fund investing involves risk; principal loss is possible. Common stocks and REITs such as those held in the Fund involve market risk, concentration risk, sector risk, and non-diversification risk. The real estate industry is greatly affected by economic downturns that may persist as well as changes in property values, taxes, and regulatory developments. Foreign investments involve additional risks including currency fluctuations, and economic or political instability. These risks are magnified in emerging markets. The use of derivatives involves substantial financial risks and transaction costs. Small cap stocks may experience more volatility than large cap stocks.

Dividend Information

Regular dividends are declared and distributed annually for Nuveen Global Infrastructure Fund, declared daily and distributed monthly for Nuveen Real Asset Income Fund and declared and distributed quarterly for Nuveen Global Real Estate Securities Fund and Nuveen Real Estate Securities Fund. To permit a Fund to maintain a more stable dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income it actually earned during the period.

In certain instances, a portion of each Fund’s distributions may be paid from sources or comprised of elements other than ordinary income, including capital gains and/or a return of capital. This is generally due to the fact that the tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in the Fund’s portfolio. Distributions received from certain securities in which the Fund invests, most notably real estate investment trust (REIT) securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security typically reports the tax character of its distributions only once per year, generally during the first two months of the following calendar year. The full amount of the distributions received from such securities is included in the Fund’s ordinary income during the course of the year until such time the Fund is notified by the issuer of the actual tax character. To the extent that at the time of a particular distribution the Fund estimates that a portion of that distribution is attributable to a source or sources other than ordinary income, the Fund would send shareholders a notice to that effect. The final determination of the sources and tax character of all distributions for the fiscal year is made after the end of the fiscal year.

Additional Dividend Information for Nuveen Global Real Estate Securities Fund, Nuveen Real Asset Income Fund and Nuveen Real Estate Securities Fund

Nuveen Global Real Estate Securities Fund, Nuveen Real Asset Income Fund and Nuveen Real Estate Securities Fund seek to pay regular dividends at a rate that reflects the cash flow received from each Fund’s investments in portfolio securities. Fund distributions are not intended to include expected portfolio appreciation; however, the Funds invest in securities that make payments which ultimately may be fully or partially characterized for tax purposes by the securities’ issuers as gains or return of capital. While the reported sources of distributions may include capital gains and/or return of capital for tax purposes, the Funds intend to distribute only the net cash flow received as opposed to a distribution rate based on long-term total return. This tax treatment will generally “flow through” to the Funds’ distributions, but the specific tax treatment is often not known with certainty until after the end of the Funds’ tax year. As a result, certain portions of the regular distributions by Nuveen Real Asset Income Fund and Nuveen Real Estate Securities Fund throughout the year were later re-characterized for tax purposes as either long-term gains (both realized and unrealized), or as a non-taxable return of capital, as set forth in each Fund’s table below. Nuveen Global Real Estate Securities Fund did not have any such distribution re-characterizations.

Nuveen Real Asset Income Fund – Data as of June 30, 2019

Calendar Year 2019
		Estimated Percentage of the Distribution			Estimated Per Share Amounts
Share Class	Ticker Symbol	Net Investment Income	Realized Gains	Return of Capital	Distributions	Net Investment Income	Realized Gains	Return of Capital
Class A	NRIAX	87.4%	4.6%	8.0%	$0.5965	$0.5212	$0.0275	$0.0479
Class C	NRICX	85.0%	5.4%	9.6%	$0.5125	$0.4358	$0.0275	$0.0492
Class R6	NRIFX	94.3%	4.5%	1.2%	$0.6310	$0.5949	$0.0278	$0.0075
Class I	NRIIX	88.5%	4.4%	7.1%	$0.6240	$0.5524	$0.0275	$0.0440

Risk Considerations and Dividend Information (continued)

Nuveen Real Estate Securities Fund – Data as of June 30, 2019(1)

Calendar Year 2019
		Estimated Percentage of the Distribution			Estimated Per Share Amounts
Share Class	Ticker Symbol	Net Investment Income	Realized Gains	Return of Capital	Distributions	Net Investment Income	Realized Gains	Return of Capital
Class A	FREAX	63.8%	36.2%	0.0%	$0.2592	$0.1654	$0.0938	$0.0000
Class C	FRLCX	50.1%	49.9%	0.0%	$0.1768	$0.0887	$0.0881	$0.0000
Class R3	FRSSX	60.9%	39.1%	0.0%	$0.2375	$0.1447	$0.0928	$0.0000
Class R6	FREGX	73.5%	26.5%	0.0%	$0.3023	$0.2221	$0.0802	$0.0000
Class I	FARCX	68.4%	31.6%	0.0%	$0.2897	$0.1982	$0.0915	$0.0000

(1)	The Fund owns REIT securities which attribute their distributions to various sources, including net investment income, gains and return of capital.

These estimates should not be used for tax reporting purposes, and the distribution sources may differ for financial reporting than for tax reporting. The final determination of the tax characteristics of all distributions paid in 2019 will be made in early 2020 and reported to you on Form 1099-DIV. More details about each Fund’s distributions and the basis for these estimates are available on www.nuveen.com.

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Fund Performance and Expense Ratios (continued)

Nuveen Global Infrastructure Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2019

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	21.73%	14.87%	5.83%	10.99%
Class A Shares at maximum Offering Price	14.71%	8.27%	4.58%	10.34%
S&P Global Infrastructure Index TR (old benchmark)	20.15%	12.17%	4.83%	9.33%
S&P Global Infrastructure Index NR (new benchmark)	19.45%	11.03%	3.90%	8.37%
Lipper Global Infrastructure Funds Classification Average	19.52%	11.45%	4.35%	10.50%

Class C Shares	21.25%	13.98%	5.05%	10.15%
Class R3 Shares	21.58%	14.56%	5.58%	10.67%
Class I Shares	21.93%	15.11%	6.10%	11.27%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	21.96%	15.29%	8.67%

Since inception return for Class R6 Shares is from 6/30/16. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	1.35%	2.11%	1.60%	1.02%	1.10%
Net Expense Ratios	1.22%	1.97%	1.47%	0.89%	0.97%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2020 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.00% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for Class R6 Shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.

Nuveen Global Real Estate Securities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2019

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	18.27%	12.24%	12.90%
Class A Shares at maximum Offering Price	11.47%	5.79%	7.80%
FTSE EPRA/NAREIT Developed Index TR (old benchmark)	15.09%	8.64%	11.50%
FTSE EPRA/NAREIT Developed Index NR (new benchmark)	14.51%	7.68%	10.37%
Lipper Global Real Estate Funds Classification Average	15.92%	8.37%	10.32%

Class C Shares	17.78%	11.41%	12.04%
Class R6 Shares	18.42%	12.59%	13.23%
Class I Shares	18.41%	12.52%	13.17%

Since inception returns are from 3/20/18. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios	2.65%	3.41%	2.38%	2.42%
Net Expense Ratios	1.30%	2.05%	1.02%	1.05%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2021 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.09% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for Class R6 Shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Fund Performance and Expense Ratios (continued)

Nuveen Real Asset Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2019

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	14.39%	9.15%	5.26%	8.46%
Class A Shares at maximum Offering Price	7.81%	2.87%	4.02%	7.64%
Bloomberg Barclays U.S. Corporate High Yield Bond Index	9.94%	7.48%	4.70%	7.14%
Real Asset Income Blend (old benchmark)	14.60%	9.12%	5.15%	8.32%
Real Asset Income Blend (new benchmark)	14.29%	8.61%	4.69%	7.86%
Lipper Real Return Classification Average	10.77%	1.25%	(0.83)%	1.14%

Class C Shares	13.97%	8.33%	4.48%	7.66%
Class I Shares	14.52%	9.42%	5.53%	8.73%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	14.58%	9.56%	6.41%

Since inception returns for Class A Shares, Class C Shares and Class I Shares, and the index and Lipper average, are from 9/13/11; since inception return for Class R6 Shares is from 6/30/16. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Expense Ratios	1.14%	1.89%	0.81%	0.89%

Nuveen Real Estate Securities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2019

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	18.14%	10.98%	7.35%	15.04%
Class A Shares at maximum Offering Price	11.35%	4.61%	6.09%	14.36%
MSCI U.S. REIT Index	17.77%	11.06%	7.81%	15.55%
Lipper Real Estate Funds Classification Average	18.15%	10.43%	7.11%	14.63%

Class C Shares	17.71%	10.14%	6.56%	14.18%
Class R3 Shares	17.99%	10.71%	7.09%	14.76%
Class I Shares	18.34%	11.27%	7.63%	15.33%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class R6 Shares	18.42%	11.43%	7.81%	7.26%

Since inception return for Class R6 Shares is from 4/30/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Expense Ratios	1.26%	2.02%	1.52%	0.88%	1.02%

Holding Summaries    as of June 30, 2019

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Global Infrastructure Fund

Fund Allocation

(% of net assets)

Common Stocks	93.5%

Real Estate Investment Trust Common Stocks	4.3%

Investment Companies	0.3%

Repurchase Agreements	2.6%

Other Assets Less Liabilities	(0.7)%

Net Assets	100%

Top Five Common Stock & Real Estate Investment Trust

Common Stock Holdings

(% of net assets)

Aena SME SA	5.1%

Transurban Group	4.8%

NextEra Energy Inc.	3.7%

Enbridge Inc.	3.5%

Duke Energy Corp	2.8%

Portfolio Composition

(% of net assets)

Transportation Infrastructure	27.0%

Electric Utilities	20.3%

Oil, Gas & Consumable Fuels	15.1%

Multi-Utilities	10.9%

Gas Utilities	4.7%

Other	19.8%

Repurchase Agreements	2.6%

Investment Companies	0.3%

Other Assets Less Liabilities	(0.7)%

Net Assets	100%

Country Allocation¹

(% of net assets)

United States	40.9%

Spain	8.9%

Italy	8.7%

Australia	8.6%

France	8.1%

Canada	8.0%

New Zealand	3.1%

Japan	2.7%

Mexico	1.8%

Singapore	1.6%

Hong Kong	1.4%

Other	6.9%

Other Assets Less Liabilities	(0.7)%

Net Assets	100%

1	Includes 4.3% (as a percentage of net assets) in emerging market countries.

Nuveen Global Real Estate Securities Fund

Fund Allocation

(% of net assets)

Real Estate Investment Trust Common Stocks	76.7%

Common Stocks	21.4%

Repurchase Agreements	2.6%

Other Assets Less Liabilities	(0.7)%

Net Assets	100%

Top Five Common Stock & Real Estate Investment Trust

Common Stock Holdings

(% of net assets)

Simon Property Group Inc.	2.6%

Prologis Inc.	2.5%

Ventas Inc.	2.1%

Public Storage	2.1%

Duke Realty Corp	2.0%

Portfolio Composition

(% of net assets)

Real Estate Management & Development	18.4%

Residential	13.2%

Office	11.5%

Industrial	11.3%

Specialized	10.6%

Retail	10.2%

Health Care	8.8%

Diversified	8.6%

Other	5.5%

Repurchase Agreements	2.6%

Other Assets Less Liabilities	(0.7)%

Net Assets	100%

Country Allocation1

(% of net assets)

United States	54.1%

Japan	8.4%

Hong Kong	7.1%

Germany	6.0%

Australia	5.7%

United Kingdom	4.4%

Canada	3.7%

Singapore	2.4%

Belgium	1.6%

Sweden	1.4%

Netherlands	1.0%

Other	4.9%

Other Assets less Liabilities	(0.7)%

Net Assets	100%

1	Includes 1.5% (as a percentage of net assets) in emerging market countries.

Holding Summaries as of June 30, 2019 (continued)

Nuveen Real Asset Income Fund

Fund Allocation

(% of net assets)

Real Estate Investment Trust Common Stocks	24.4%

Common Stocks	19.3%

$25 Par (or similar) Retail Preferred	16.8%

Corporate Bonds	14.9%

$1,000 Par (or similar) Institutional Preferred	14.5%

Convertible Preferred Securities	3.6%

Variable Rate Senior Loan Interests	2.5%

Convertible Bonds	0.7%

Investment Companies	0.6%

Repurchase Agreements	1.5%

Other Assets Less Liabilities	1.2%

Net Assets	100%

Top Five Common Stock & Real Estate Investment Trust

Common Stock Holdings

(% of net assets)

Ventas Inc.	2.1%

Enel SpA	1.4%

VICI Properties Inc.	1.2%

Snam SpA	1.0%

Enbridge Inc.	0.9%

Portfolio Composition

(% of net assets)

Electric Utilities	16.3%

Equity Real Estate Investment Trust	11.6%

Oil, Gas & Consumable Fuels	11.0%

Multi-Utilities	9.2%

Health Care	6.0%

Real Estate Management & Development	3.7%

Industrial	3.7%

Diversified	3.7%

Retail	3.2%

Gas Utilities	2.9%

Energy Equipment & Services	2.9%

Specialized	2.4%

Office	2.1%

Other	18.0%

Repurchase Agreements	1.5%

Investment Companies	0.6%

Other Assets Less Liabilities	1.2%

Net Assets	100%

Country Allocation1

(% of net assets)

United States	57.7%

Canada	12.0%

Italy	4.2%

Singapore	4.1%

Australia	3.6%

France	2.9%

Germany	1.7%

New Zealand	1.6%

United Kingdom	1.5%

Hong Kong	1.1%

Brazil	0.8%

Other	7.6%

Other Assets Less Liabilities	1.2%

Net Assets	100%

1	Includes 4.9% (as a percentage of net assets) in emerging market countries.

Nuveen Real Estate Securities Fund

Fund Allocation

(% of net assets)

Real Estate Investment Trust Common Stocks	99.5%

Money Market Funds	0.1%

Other Assets Less Liabilities	0.4%

Net Assets	100%

Portfolio Composition

(% of net assets)

Residential	20.8%

Specialized	17.9%

Health Care	14.1%

Retail	13.7%

Industrial	12.7%

Office	12.6%

Other	7.7%

Money Market Funds	0.1%

Other Assets Less Liabilities	0.4%

Net Assets	100%

Top Five Common Stock and Real Estate Investment Trust Common Stock Holdings

(% of net assets)

Simon Property Group Inc.	5.0%

Prologis Inc.	4.9%

Ventas Inc.	4.1%

Public Storage	4.0%

Duke Realty Corp	4.0%

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended June 30, 2019.

The beginning of the period is January 1, 2019.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Global Infrastructure Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,217.30	$1,212.50	$1,215.80	$1,219.60	$1,219.30
Expenses Incurred During the Period	$6.71	$10.81	$8.08	$4.79	$5.34
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.74	$1,015.03	$1,017.50	$1,020.48	$1,019.98
Expenses Incurred During the Period	$6.11	$9.84	$7.35	$4.36	$4.86

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.22%, 1.97%, 1.47%, 0.87%, and 0.97% for Classes A, C, R3, R6, and I respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Global Real Estate Securities Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,182.70	$1,177.80	$1,184.20	$1,184.10
Expenses Incurred During the Period	$6.98	$11.02	$5.36	$5.69
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.40	$1,014.68	$1,019.89	$1,019.59
Expenses Incurred During the Period	$6.46	$10.19	$4.96	$5.26

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.29%, 2.04%, 0.99%, and 1.05% for Classes A, C, R6, and I respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Real Asset Income Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,143.90	$1,139.70	$1,145.80	$1,145.20
Expenses Incurred During the Period	$6.11	$10.08	$4.31	$4.79
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.09	$1,015.37	$1,020.78	$1,020.33
Expenses Incurred During the Period	$5.76	$9.49	$4.06	$4.51

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.15%, 1.90%, 0.81%, and 0.90% for Classes A, C, R6, and I respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Real Estate Securities Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,181.40	$1,177.10	$1,179.90	$1,184.20	$1,183.40
Expenses Incurred During the Period	$7.09	$11.12	$8.43	$4.77	$5.74
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.30	$1,014.58	$1,017.06	$1,020.43	$1,019.54
Expenses Incurred During the Period	$6.56	$10.29	$7.80	$4.41	$5.31

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.31%, 2.06%, 1.56%, 0.88%, and 1.06% for Classes A, C, R3, R6, and I respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Global Infrastructure Fund

Portfolio of Investments    June 30, 2019

(Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.1%

	COMMON STOCKS – 93.5%

	Air Freight & Logistics – 0.1%

18,196	Oesterreichische Post AG, (2)	$612,531

	Commercial Services & Supplies – 2.7%

840,440	China Everbright International Ltd, (2)	776,267

20,088	Republic Services Inc.	1,740,424

107,560	Waste Connections Inc.	10,280,585

14,003	Waste Management Inc.	1,615,526
	Total Commercial Services & Supplies	14,412,802

	Construction & Engineering – 4.2%

65,211	Eiffage SA, (2)	6,444,766

291,832	Ferrovial SA, (2)	7,470,493

81,171	Vinci SA, (2)	8,289,639
	Total Construction & Engineering	22,204,898

	Diversified Telecommunication Services – 2.0%

37,907	Cellnex Telecom SA, (2), (3)	1,402,311

344,306	HKBN Ltd, (2)	620,826

4,275	HKT Trust & HKT Ltd	6,786

525,495	Infrastrutture Wireless Italiane SpA, (2)	5,152,169

3,552,014	NetLink NBN Trust	2,336,506

1,451,424	Telesites SAB de CV, (3)	896,849
	Total Diversified Telecommunication Services	10,415,447

	Electric Utilities – 20.3%

98,201	Alliant Energy Corp	4,819,705

104,659	Alupar Investimento SA	704,550

80,407	American Electric Power Co Inc.	7,076,620

1,345,350	AusNet Services, (2)	1,772,990

7,692	Cia de Transmissao de Energia Eletrica Paulista	49,558

47,602	CK Infrastructure Holdings Ltd, (2)	387,970

378,923	CLP Holdings Ltd, (2)	4,175,651

169,605	Duke Energy Corp	14,965,945

16,611	Edison International	1,119,747

7,313	Elia System Operator SA/NV, (2)	539,276

8,168	Emera Inc., (WI/DD)	333,756

142,074	Enel Chile SA, ADR	679,114

767,370	Enel SpA, (2)	5,352,980

Shares	Description (1)	Value

	Electric Utilities (continued)

32,125	Entergy Corp	$3,306,626

62,248	Eversource Energy	4,715,908

19,024	Exelon Corp	912,011

19,482	HK Electric Investments & HK Electric Investments Ltd	19,952

813,781	Iberdrola SA, (2)	8,102,148

810,296	Infratil Ltd, (2)	2,532,403

128,024	Interconexion Electrica SA ESP	711,532

131,396	Neoenergia SA, (3)	547,490

97,082	NextEra Energy Inc.	19,888,219

1,799	PNM Resources Inc.	91,587

449,284	Power Grid Corp of India Ltd, (2)	1,340,403

11,981	Red Electrica Corp SA, (2), (3)	249,542

66,479	Southern Co	3,674,959

1,347,346	Spark Infrastructure Group, (2)	2,299,588

1,238,917	Terna Rete Elettrica Nazionale SpA, (2)	7,893,907

45,342	Transmissora Alianca de Energia Eletrica SA	320,704

157,587	Xcel Energy Inc.	9,374,851
	Total Electric Utilities	107,959,692

	Gas Utilities – 4.7%

194,956	APA Group, (2)	1,478,411

51,406	Atmos Energy Corp	5,426,417

195,852	ENN Energy Holdings Ltd, (2)	1,905,952

1,335,835	Hong Kong & China Gas Co Ltd, (2)	2,961,420

165,495	Italgas SpA, (2)	1,112,280

95,965	Naturgy Energy Group SA, (2)	2,644,683

37,539	Northwest Natural Holding Co	2,608,961

11,077	ONE Gas Inc.	1,000,253

954,462	Snam SpA, (2)	4,748,279

18,995	UGI Corp	1,014,523
	Total Gas Utilities	24,901,179

	IT Services – 1.1%

58,720	InterXion Holding NV, (3)	4,468,005

307,774	NEXTDC Ltd, (2), (3)	1,404,896
	Total IT Services	5,872,901

	Media – 0.4%

125,162	Eutelsat Communications SA, (2)	2,337,537

	Multi-Utilities – 10.9%

19,439	Ameren Corp	1,460,063

34,648	Brookfield Infrastructure Partners LP	1,487,785

Nuveen Global Infrastructure Fund (continued)

Portfolio of Investments    June 30, 2019

(Unaudited)

Shares	Description (1)	Value

	Multi-Utilities (continued)

72,277	CenterPoint Energy Inc.	$2,069,290

128,313	CMS Energy Corp	7,430,606

102,672	Consolidated Edison Inc.	9,002,281

110,283	Dominion Energy Inc.	8,527,081

81,214	DTE Energy Co	10,385,646

222,262	Engie SA, (2)	3,370,267

121,064	EON SE, (2)	1,313,558

50,171	Hera SpA, (2)	191,905

774,749	Iren SpA	2,013,891

48,129	National Grid PLC, Sponsored ADR	2,559,500

206,307	NiSource Inc.	5,941,642

410,687	REN – Redes Energeticas Nacionais SGPS SA, (2)	1,125,691

1,547	Sempra Energy	212,620

7,889	Suez	113,837

6,829	Unitil Corp	408,989

4,532	WEC Energy Group Inc.	377,833
	Total Multi-Utilities	57,992,485

	Oil, Gas & Consumable Fuels – 15.1%

65,924	Cheniere Energy Inc., (3)	4,512,498

518,804	Enbridge Inc.	18,718,448

112,644	Energy Transfer LP	1,586,028

184,689	Enterprise Products Partners LP	5,331,971

14,017	Gibson Energy Inc.	249,931

717	Keyera Corp	18,451

552,035	Kinder Morgan Inc/DE	11,526,491

18,875	Koninklijke Vopak NV, (2)	869,206

635	MPLX LP	20,441

146,580	ONEOK Inc.	10,086,170

232,232	Pembina Pipeline Corp	8,645,191

12,980	Plains GP Holdings LP	324,111

101,722	TC Energy Corp	5,037,273

149,412	TC Energy Corp	7,406,993

230,201	Williams Cos Inc.	6,454,836
	Total Oil, Gas & Consumable Fuels	80,788,039

	Road & Rail – 4.0%

38,588	Central Japan Railway Co, (2)	7,737,201

926,750	ComfortDelGro Corp Ltd, (2)	1,822,538

62,414	East Japan Railway Co, (2)	5,844,680

11,504	Genesee & Wyoming Inc.	1,150,400

1,414	MTR Corp Ltd, (2)	9,524

Shares	Description (1)	Value

	Road & Rail (continued)

450,456	Rumo SA, (3)	$2,431,790

13,215	Union Pacific Corp	2,234,789
	Total Road & Rail	21,230,922

	Transportation Infrastructure – 27.0%

136,654	Aena SME SA, (2), (3)	27,085,219

56,945	Aeroports de Paris, (2)	10,046,974

540,739	Atlantia SpA, (2)	14,100,493

752,210	Atlas Arteria Ltd, (2)	4,147,645

1,654,410	Auckland International Airport Ltd, (2)	10,952,627

393,207	China Merchants Port Holdings Co Ltd, (2)	669,114

131,705	COSCO SHIPPING Ports Ltd, (2)	129,960

514,630	Enav SpA, (2)	2,921,014

82,687	Flughafen Wien AG	3,709,223

22,607	Flughafen Zurich AG, (2)	4,257,718

28,441	Fraport AG Frankfurt Airport Services Worldwide, (2)	2,448,066

726,409	Getlink SE, (2)	11,635,974

21,910	Grupo Aeroportuario del Centro Norte SAB de CV, ADR	1,070,961

35,416	Grupo Aeroportuario del Pacifico SAB de CV, ADR	3,694,243

20,247	Grupo Aeroportuario del Sureste SAB de CV, ADR	3,282,241

14,574	Hamburger Hafen und Logistik AG, (2)	385,643

23,081	Kamigumi Co Ltd, (2)	547,336

45,034	Macquarie Infrastructure Corp	1,825,678

660,593	Port of Tauranga Ltd, (2)	2,814,847

38,548	Promotora y Operadora de Infraestructura SAB de CV	383,758

69,889	Promotora y Operadora de Infraestructura SAB de CV	436,948

108,566	Societa Iniziative Autostradali e Servizi SpA, (2)	2,017,167

1,489,030	Sydney Airport, (2)	8,412,249

2,484,240	Transurban Group, (2)	25,722,826

371,333	Westports Holdings Bhd, (2)	354,774

45,685	Westshore Terminals Investment Corp	766,795
	Total Transportation Infrastructure	143,819,493

	Water Utilities – 1.0%

1,868,900	Aguas Andinas SA	1,103,206

10,739	AquaVenture Holdings Ltd, (3)	214,458

15,919	Cia de Saneamento do Parana	334,055

1,687,537	Guangdong Investment Ltd, (2)	3,336,602

22,207	Severn Trent PLC, (2)	577,710

4,483	United Utilities Group PLC, (2)	44,623
	Total Water Utilities	5,610,654
	Total Common Stocks (cost $386,463,433)	498,158,580

Nuveen Global Infrastructure Fund (continued)

Portfolio of Investments    June 30, 2019

(Unaudited)

Shares	Description (1)			Value

	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 4.3%

	Equity Real Estate Investment Trusts – 4.3%

	Health Care – 0.4%

1,008,214	Parkway Life Real Estate Investment Trust, (2)			$2,257,955

	Retail – 0.0%

157,439	Viva Energy REIT, (2)			287,685

	Specialized – 3.9%

2,955	American Tower Corp			604,150

8,303	CoreSite Realty Corp			956,256

37,658	Crown Castle International Corp			4,908,720

38,169	CyrusOne Inc.			2,203,115

76,373	Digital Realty Trust Inc.			8,995,976

1,438	Equinix Inc.			725,169

877,611	Keppel DC REIT, (2)			1,083,337

23,499	QTS Realty Trust Inc.			1,085,184
	Total Specialized			20,561,907
	Total Real Estate Investment Trust Common Stocks (cost $20,216,871)			23,107,547

Shares	Description (1), (4)			Value

	INVESTMENT COMPANIES – 0.3%

133,327	3I Infrastructure PLC			$503,908

2,180,449	Keppel Infrastructure Trust			814,146
	Total Investment Companies (cost $1,111,277)			1,318,054
	Total Long-Term Investments (cost $407,791,581)			522,584,181

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 2.6%

	REPURCHASE AGREEMENTS – 2.6%

$13,690	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/28/19, repurchase price $13,691,465, collateralized by $13,205,000, U.S. Treasury Notes, 2.625%, due 1/31/26, value $13,964,763	1.200%	7/01/19	$13,690,096
	Total Short-Term Investments (cost $13,690,096)			13,690,096
	Total Investments (cost $421,481,677) – 100.7%			536,274,277
	Other Assets Less Liabilities – (0.7)%			(3,908,001)
	Net Assets – 100%			$532,366,276

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Global Real Estate Securities Fund

Portfolio of Investments    June 30, 2019

(Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.1%

	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 76.7%

	Diversified – 8.6%

17	Activia Properties Inc., (DD1), (2)	$73,993

1,697	Alexander & Baldwin Inc.	39,201

1,087	American Assets Trust Inc.	51,219

577	Armada Hoffler Properties Inc.	9,550

557	Cofinimmo SA	72,330

115,247	Cromwell European Real Estate Investment Trust	62,903

9	Daiwa House REIT Investment Corp, (2)	21,725

11,557	Dream Global Real Estate Investment Trust	120,464

5,128	Empire State Realty Trust Inc.	75,946

1,079	Gecina SA	161,464

25,948	Goodman Property Trust	33,731

92,258	GPT Group, (2)	398,633

7	Hulic Reit Inc., (2)	12,152

3,427	Liberty Property Trust	171,487

2,223	LondonMetric Property PLC	5,957

80,935	LXI REIT PLC	130,740

2,190	Mapletree North Asia Commercial Trust, (2)	2,363

5,222	Merlin Properties Socimi SA, (2), (3)	72,385

57,406	Mirvac Group, (2)	126,370

24,170	Secure Income REIT PLC	122,779

134	Star Asia Investment Corp, (2)	148,007

331	STORE Capital Corp	10,986

36,198	Stride Property Group, (2)	53,520

287,961	Sunlight Real Estate Investment Trust, (2)	220,015

86,582	Suntec Real Estate Investment Trust, (2)	124,211

7,731	VEREIT Inc.	69,656

188	WP Carey Inc.	15,262
	Total Diversified	2,407,049

	Health Care – 8.8%

2,691	Aedifica SA	256,729

2,575	CareTrust REIT Inc.	61,234

9,398	HCP Inc.	300,548

6,397	Healthcare Realty Trust Inc.	200,354

4,675	Healthcare Trust of America Inc.	128,235

Shares	Description (1)	Value

	Health Care (continued)

4,310	Medical Properties Trust Inc.	$75,166

517	National Health Investors Inc.	40,342

4,449	NorthWest Healthcare Properties Real Estate Investment Trust	40,021

3,556	Omega Healthcare Investors Inc.	130,683

62,238	Parkway Life Real Estate Investment Trust, (2)	139,386

8,670	Ventas Inc.	592,594

6,049	Welltower Inc.	493,175
	Total Health Care	2,458,467

	Hotels & Resorts – 2.3%

7,279	Host Hotels & Resorts Inc.	132,623

42	Ichigo Hotel REIT Investment Corp, (2)	49,695

3,374	MGM Growth Properties LLC	103,413

32	Park Hotels & Resorts Inc.	882

3,849	Pebblebrook Hotel Trust	108,465

7	Ryman Hospitality Properties Inc.	568

2,393	Summit Hotel Properties Inc.	27,448

16,003	Sunstone Hotel Investors Inc.	219,401
	Total Hotels & Resorts	642,495

	Industrial – 11.3%

5,058	Americold Realty Trust	163,980

31,566	APN Industria REIT	64,045

3,602	Centuria Industrial REIT, (2)	7,747

17,029	Centuria Industrial REIT, (2), (3)	36,463

2,807	Deutsche Industrie REIT AG	50,112

12,318	Dream Industrial Real Estate Investment Trust	110,994

17,981	Duke Realty Corp	568,379

1,002	EastGroup Properties Inc.	116,212

157,710	ESR REIT, (2)	61,228

2,830	First Industrial Realty Trust Inc.	103,974

53,190	Frasers Logistics & Industrial Trust, (2)	47,592

45	GLP J-Reit	51,254

17,113	Goodman Group, (2)	180,881

1,255	Granite Real Estate Investment Trust	57,779

31	LaSalle Logiport REIT, (2)	36,721

210	Macquarie Mexico Real Estate Management SA de CV	240

28,717	Mapletree Industrial Trust, (2)	47,560

13	Montea CVA	1,115

9	Nippon Prologis REIT Inc., (2)	20,789

8,563	Prologis Inc.	685,896

725	Rexford Industrial Realty Inc.	29,268

Nuveen Global Real Estate Securities Fund (continued)

Portfolio of Investments    June 30, 2019

(Unaudited)

Shares	Description (1)	Value

	Industrial (continued)

29,218	Segro PLC, (2)	$271,275

1,843	STAG Industrial Inc.	55,732

11,644	Summit Industrial Income REIT	114,524

1,409	Terreno Realty Corp	69,097

67,709	Warehouse Reit PLC	88,567

377	Warehouses De Pauw CVA	63,446

4,056	WPT Industrial Real Estate Investment Trust	53,742
	Total Industrial	3,158,612

	Mortgage – 0.2%

1,467	Blackstone Mortgage Trust Inc.	52,196

961	TPG RE Finance Trust Inc.	18,537
	Total Mortgage	70,733

	Office – 11.5%

1,871	Alexandria Real Estate Equities Inc.	263,979

2,156	Allied Properties Real Estate Investment Trust	77,988

2,875	Alstria office REIT-AG	46,553

3,093	Boston Properties Inc.	398,997

17,242	Centuria Metropolitan REIT	33,893

125,398	Champion REIT, (2)	104,487

5,803	COIMA RES SpA	51,337

483	Columbia Property Trust Inc., (2)	10,018

60	Corporate Office Properties Trust	1,582

3,190	Cousins Properties Inc.	115,382

173	Covivio	18,108

79	Derwent London PLC, (2)	3,128

31,673	Dexus, (2)	288,942

1,205	Douglas Emmett Inc.	48,007

2,022	Dream Office Real Estate Investment Trust	36,501

1,053	Easterly Government Properties Inc.	19,070

2,158	Equity Commonwealth	70,178

124,158	GDI Property Group	120,724

10,695	Great Portland Estates PLC, (2)	92,952

553	Highwoods Properties Inc.	22,839

4,925	Hudson Pacific Properties Inc.	163,855

192	Ichigo Office REIT Investment	182,179

4,389	Inmobiliaria Colonial Socimi SA, (3)	48,884

1,508	Intervest Offices & Warehouses NV	42,354

65	Invesco Office J-Reit Inc., (2)	10,875

5,498	JBG SMITH Properties	216,291

2,534	Kilroy Realty Corp	187,035

Shares	Description (1)	Value

	Office (continued)

1,491	Mack-Cali Realty Corp	$34,725

30	Mori Hills REIT Investment Corp, (2)	42,494

1,779	NSI NV	75,353

2,283	Paramount Group Inc.	31,985

183	Piedmont Office Realty Trust Inc.	3,647

36,586	Precinct Properties New Zealand Ltd, (2)	43,514

170	SL Green Realty Corp	13,663

3,028	Vornado Realty Trust	194,095

8,677	Workspace Group PLC	96,309
	Total Office	3,211,923

	Residential – 13.2%

4,920	American Campus Communities Inc.	227,107

5,564	American Homes 4 Rent, Class A	135,261

4,320	Apartment Investment & Management Co, Class A	216,518

2,510	AvalonBay Communities Inc.	509,982

3,190	Camden Property Trust	333,004

6,649	Canadian Apartment Properties REIT	245,539

2,184	Equity LifeStyle Properties Inc.	265,006

3,635	Equity Residential	275,969

1,028	Essex Property Trust Inc.	300,104

2,513	InterRent Real Estate Investment Trust	26,482

615	Investors Real Estate Trust	36,082

7,622	Invitation Homes Inc.	203,736

71,476	Irish Residential Properties REIT PLC, (DD1), (3)	137,030

185	Japan Rental Housing Investments Inc., (2)	143,832

25	Kenedix Residential Next Investment Corp, (DD1), (2)	44,282

746	Mid-America Apartment Communities Inc.	87,849

40	NexPoint Residential Trust Inc.	1,656

43	Northview Apartment Real Estate Investment Trust	883

1,931	Sun Communities Inc.	247,535

2,689	UDR Inc.	120,709

9,580	UNITE Group PLC, (2)	118,541
	Total Residential	3,677,107

	Retail – 10.2%

2,145	Acadia Realty Trust	58,709

2,382	Agree Realty Corp	152,567

11	Alexander’s Inc.	4,073

1,587	Brixmor Property Group Inc.	28,376

2,092	Brookfield Property REIT Inc.	39,518

Nuveen Global Real Estate Securities Fund (continued)

Portfolio of Investments    June 30, 2019

(Unaudited)

Shares	Description (1)	Value

	Retail (continued)

3,047	Choice Properties Real Estate Investment Trust	$31,830

1,812	Federal Realty Investment Trust	233,313

1,852	Fortune Real Estate Investment Trust, (2)	2,546

91,144	Frasers Centrepoint Trust	175,147

93,215	IGB Real Estate Investment Trust, (2)	43,097

5	Kenedix Retail REIT Corp, (2)	12,285

31,616	Link REIT, (2)	389,048

4,970	National Retail Properties Inc.	263,460

4,266	Realty Income Corp	294,226

2,255	Regency Centers Corp	150,499

33,356	Scentre Group, (2)	90,020

4,492	Simon Property Group Inc.	717,642

1,085	SITE Centers Corp	14,365

1,504	Urban Edge Properties	26,064

52,144	Viva Energy REIT, (2)	95,282

469	Weingarten Realty Investors	12,860
	Total Retail	2,834,927

	Specialized – 10.6%

80	American Tower Corp	16,356

376	ARGAN SA	26,081

5,439	Automotive Properties Real Estate Investment Trust, (DD1)	42,904

11,591	Big Yellow Group PLC, (2)	145,784

197	CoreSite Realty Corp	22,688

625	Crown Castle International Corp	81,469

3,213	CubeSmart	107,443

874	CyrusOne Inc.	50,447

4,234	Digital Realty Trust Inc.	498,723

35	EPR Properties	2,611

1,092	Equinix Inc.	550,685

657	Extra Space Storage Inc.	69,708

4,783	Four Corners Property Trust Inc.	130,719

380	Iron Mountain Inc.	11,894

59,953	Keppel DC REIT, (2)	74,007

1,942	Life Storage Inc.	184,645

2,444	Public Storage	582,087

582	QTS Realty Trust Inc.	26,877

12,443	Safestore Holdings PLC	96,945

10,261	VICI Properties Inc.	226,152
	Total Specialized	2,948,225
	Total Real Estate Investment Trust Common Stocks (cost $19,399,265)	21,409,538

Shares	Description (1)	Value

	COMMON STOCKS – 21.4%

	Diversified Telecommunication Services – 0.7%

15,022	Infrastrutture Wireless Italiane SpA, (2)	$147,282

73,889	Telesites SAB de CV, (3)	45,657
	Total Diversified Telecommunication Services	192,939

	Health Care Providers & Services – 0.3%

4,403	Chartwell Retirement Residences	51,173

1,298	Sienna Senior Living Inc.	19,278
	Total Health Care Providers & Services	70,451

	Household Durables – 0.3%

84,767	Glenveagh Properties PLC, (3)	70,556

	IT Services – 1.0%

2,696	InterXion Holding NV, (3)	205,139

17,132	NEXTDC Ltd, (2), (3)	78,202
	Total IT Services	283,341

	Real Estate Management & Development – 18.4%

29,080	ADLER Real Estate AG	371,010

656	ADO Properties SA	27,137

1,143	Aroundtown SA, (2)	9,430

119,465	Ayala Land Inc., (2)	118,520

916	CapitaLand Ltd, (2)	2,392

3,587	Cibus Nordic Real Estate AB, (3)	49,443

26	City Developments Ltd, (2)	182

34,678	CK Asset Holdings Ltd, (2)	271,670

20,672	CLS Holdings PLC	56,311

72,314	Corp Inmobiliaria Vesta SAB de CV	106,472

526	Deutsche Wohnen SE, (2)	19,274

1,133	DIC Asset AG, (2)	13,082

6,931	Entra ASA, (2)	106,527

9,247	Fabege AB, (2)	139,233

1,718	Fastighets AB Balder, (2), (3)	57,581

6,476	Hembla AB, (3)	126,226

519	Hoivatilat Oyj, (2)	5,885

3,076	Hulic Co Ltd, (2)	24,764

10,884	Keihanshin Building Co Ltd, (2)	100,434

8,504	Kungsleden AB, (2)	70,214

208,362	Land & Houses PCL, (2)	74,804

2,755	LEG Immobilien AG, (2)	310,717

19,958	Mitsubishi Estate Co Ltd, (2)	371,966

10,731	Mitsui Fudosan Co Ltd, (2)	260,808

Nuveen Global Real Estate Securities Fund (continued)

Portfolio of Investments    June 30, 2019

(Unaudited)

Shares	Description (1)			Value

	Real Estate Management & Development (continued)

154,243	New World Development Co Ltd, (2)			$241,262

10,793	Parque Arauco SA			29,959

45,239	Samhallsbyggnadsbolaget i Norden AB, (2), (3)			61,734

129,825	Sino Land Co Ltd, (2)			217,727

251,265	Sirius Real Estate Ltd			212,517

14,947	Sumitomo Realty & Development Co Ltd, (2)			534,725

19,939	Sun Hung Kai Properties Ltd, (2)			338,266

44,353	Swire Properties Ltd, (2)			179,307

6,825	TAG Immobilien AG, (2)			157,645

7,211	VIB Vermoegen AG			208,271

5,355	Vonovia SE, (2)			255,807

1,581	Wharf Real Estate Investment Co Ltd, (2)			11,142
	Total Real Estate Management & Development			5,142,444

	Road & Rail – 0.7%

2,412	Kyushu Railway Co, (2)			70,365

8,291	Seibu Holdings Inc., (2)			138,407
	Total Road & Rail			208,772
	Total Common Stocks (cost $5,892,381)			5,968,503
	Total Long-Term Investments (cost $25,291,646)			27,378,041

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 2.6%

	REPURCHASE AGREEMENTS – 2.6%

$729	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/28/19, repurchase price $728,610, collateralized by $755,000, U.S. Treasury Notes, 1.625%, due 2/15/26, value $747,939	1.200%	7/01/19	$728,537
	Total Short-Term Investments (cost $728,537)			728,537
	Total Investments (cost $26,020,183) – 100.7%			28,106,578
	Other Assets Less Liabilities – (0.7)%			(199,912)
	Net Assets – 100%			$27,906,666

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

DD1	Portion of investment purchased on a delayed delivery basis.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Nuveen Real Asset Income Fund

Portfolio of Investments    June 30, 2019

(Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 97.3%

	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 24.4%

	Diversified – 3.7%

549,656	Abacus Property Group, (2)	$1,584,608

504,021	Armada Hoffler Properties Inc.	8,341,548

159,171	Charter Hall Long Wale REIT	559,847

34,083	Cofinimmo SA	4,425,911

6,872,700	Cromwell European Real Estate Investment Trust	3,751,175

956,974	Dream Global Real Estate Investment Trust	9,974,949

638,142	GPT Group, (2)	2,757,316

323,108	Growthpoint Properties Australia Ltd, (2)	935,062

70,006	ICADE	6,416,069

896,973	LXI REIT PLC	1,448,948

191,874	Mapletree North Asia Commercial Trust, (2)	207,034

1,993,327	Nexus Real Estate Investment Trust	3,013,850

3,695	Star Asia Investment Corp, (2)	4,081,228

1,361,253	Stride Property Group, (2)	2,012,666

832,133	Sunlight Real Estate Investment Trust, (2)	635,786

4,546,097	Suntec Real Estate Investment Trust, (2)	6,521,838

591,117	Tritax EuroBox PLC, (2)	722,766

1,163,698	VEREIT Inc.	10,484,919

38,813	WP Carey Inc.	3,150,839
	Total Diversified	71,026,359

	Health Care – 6.0%

338,180	HCP Inc.	10,814,996

7,279	LTC Properties Inc.	332,359

945,918	Medical Properties Trust Inc.	16,496,810

62,181	National Health Investors Inc.	4,851,983

729,077	NorthWest Healthcare Properties Real Estate Investment Trust	6,558,380

452,532	Omega Healthcare Investors Inc.	16,630,551

3,091,469	Parkway Life Real Estate Investment Trust, (2)	6,923,529

2,372	Physicians Realty Trust	41,368

3,674,998	Target Healthcare REIT Ltd	5,395,123

594,223	Ventas Inc.	40,615,142

105,240	Welltower Inc.	8,580,217
	Total Health Care	117,240,458

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments    June 30, 2019

(Unaudited)

Shares	Description (1)	Value

	Hotels & Resorts – 1.1%

531,386	MGM Growth Properties LLC	$16,286,981

150,670	Park Hotels & Resorts Inc.	4,152,465

3,996	Ryman Hospitality Properties Inc.	324,036
	Total Hotels & Resorts	20,763,482

	Industrial – 3.7%

850,841	Centuria Industrial REIT, (2)	1,829,913

618,190	Centuria Industrial REIT, (2), (3)	1,323,701

1,304,106	Dream Industrial Real Estate Investment Trust	11,750,946

8,608,062	ESR REIT, (2)	3,341,913

14,690,512	Frasers Logistics & Industrial Trust, (2)	13,144,328

363	LaSalle Logiport REIT, (2)	429,994

1,981,565	Mapletree Industrial Trust, (2)	3,281,804

2,839,409	Mapletree Logistics Trust, (2)	3,338,876

1,356,815	PLA Administradora Industrial S de RL de CV	2,127,076

410,589	STAG Industrial Inc.	12,416,211

623,717	Summit Industrial Income REIT	6,134,531

2,611,693	Warehouse Reit PLC	3,416,219

713,629	WPT Industrial Real Estate Investment Trust	9,455,584
	Total Industrial	71,991,096

	Mortgage – 1.7%

15,945	Apollo Commercial Real Estate Finance Inc.	293,229

378,102	Blackstone Mortgage Trust Inc.	13,452,869

207,650	KKR Real Estate Finance Trust Inc.	4,136,388

237,813	Starwood Property Trust Inc.	5,403,111

492,357	TPG RE Finance Trust Inc.	9,497,567
	Total Mortgage	32,783,164

	Office – 2.1%

423,342	Brandywine Realty Trust	6,062,257

1,207,850	Centuria Metropolitan REIT	2,374,319

264,732	City Office REIT Inc.	3,174,137

72,368	Covivio	7,574,764

29,418	Dexus, (2)	268,371

235,777	Easterly Government Properties Inc.	4,269,922

1,476,672	GDI Property Group	1,435,826

210,339	Globalworth Real Estate Investments Ltd, (2)	2,130,031

140,840	Intervest Offices & Warehouses NV	3,955,685

8,886	Invesco Office J-Reit Inc., (2)	1,486,744

166,749	NSI NV	7,062,984

232,165	True North Commercial Real Estate Investment Trust	1,171,861
	Total Office	40,966,901

Shares	Description (1)	Value

	Residential – 0.5%

362,211	Independence Realty Trust Inc.	$4,190,781

23,274	Investors Real Estate Trust	1,365,486

256,546	Northview Apartment Real Estate Investment Trust	5,269,816
	Total Residential	10,826,083

	Retail – 3.2%

10,545	Altarea SCA	2,194,302

153,732	Brixmor Property Group Inc.	2,748,728

341,623	Brookfield Property REIT Inc.	6,453,258

306,677	Choice Properties Real Estate Investment Trust	3,203,651

395,575	CT Real Estate Investment Trust	4,295,427

4,610,502	Fortune Real Estate Investment Trust, (2)	6,338,253

5,433,006	Frasers Centrepoint Trust	10,440,366

10,420,691	IGB Real Estate Investment Trust, (2)	4,817,907

130,415	Immobiliare Grande Distribuzione SIIQ SpA	860,111

561	Kenedix Retail REIT Corp, (2), (DD1)	1,378,340

25,985	Macerich Co	870,238

2,010,826	Mapletree Commercial Trust, (2)	3,107,150

1,124,850	NewRiver REIT PLC	2,545,591

584,179	Scentre Group, (2)	1,576,569

258,436	SITE Centers Corp	3,421,693

24	Urstadt Biddle Properties Inc.	504

3,939,451	Viva Energy REIT, (2)	7,198,476

48,320	Weingarten Realty Investors	1,324,934
	Total Retail	62,775,498

	Specialized – 2.4%

893,725	Automotive Properties Real Estate Investment Trust, (DD1)	7,049,887

24,528	EPR Properties	1,829,544

143,511	Iron Mountain Inc.	4,491,894

5,231,229	Keppel DC REIT, (2)	6,457,513

1,008,934	National Storage REIT, (3), (4)	1,239,564

1,252,970	National Storage REIT, (2)	1,540,718

1,027,181	VICI Properties Inc.	22,639,069
	Total Specialized	45,248,189
	Total Real Estate Investment Trust Common Stocks (cost $422,928,784)	473,621,230

Shares	Description (1)	Value

	COMMON STOCKS – 19.3%

	Air Freight & Logistics – 0.4%

130,637	Bpost SA, (2)	$1,239,654

202,312	Oesterreichische Post AG, (2)	6,810,422
	Total Air Freight & Logistics	8,050,076

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments    June 30, 2019

(Unaudited)

Shares	Description (1)	Value

	Commercial Services & Supplies – 0.3%

303,970	Covanta Holding Corp	$5,444,103

	Diversified Telecommunication Services – 1.1%

2,992,161	HKBN Ltd, (2)	5,395,231

2,637,100	HKT Trust & HKT Ltd	4,186,034

18,086,932	NetLink NBN Trust	11,897,538
	Total Diversified Telecommunication Services	21,478,803

	Electric Utilities – 5.9%

7,186,782	AusNet Services, (2)	9,471,209

137,141	Cia de Transmissao de Energia Eletrica Paulista	883,571

2,041,561	Contact Energy Ltd, (2)	10,984,116

624,106	Endesa SA, (2), (3)	16,052,353

642,953	Enel Chile SA, ADR	3,073,315

3,966,166	Enel SpA, (2)	27,666,974

60,328	HK Electric Investments & HK Electric Investments Ltd	61,782

2,626,798	Infratil Ltd, (2)	8,209,485

572,124	Power Assets Holdings Ltd, (2)	4,115,884

46,891	PPL Corp	1,454,090

20,756	Red Electrica Corp SA, (2), (3)	432,308

166,683	Southern Co	9,214,236

8,472,969	Spark Infrastructure Group, (2)	14,461,271

113,149	SSE PLC, (2)	1,612,751

47,167	Terna Rete Elettrica Nazionale SpA, (2)	300,530

943,242	Transmissora Alianca de Energia Eletrica SA	6,671,559
	Total Electric Utilities	114,665,434

	Gas Utilities – 1.6%

376,551	APA Group, (2)	2,855,502

113,441	Enagas SA, (2)	3,027,351

274,545	Naturgy Energy Group SA, (2), (3)	7,566,137

3,766,562	Snam SpA, (2)	18,737,977
	Total Gas Utilities	32,186,967

	Health Care Providers & Services – 0.1%

75,077	Sienna Senior Living Inc.	1,115,076

	Independent Power & Renewable Electricity Producers – 0.4%

99,364	Brookfield Renewable Partners LP	3,437,203

1,191,051	Meridian Energy Ltd, (2)	3,805,652
	Total Independent Power & Renewable Electricity Producers	7,242,855

	Media – 0.4%

465,890	Eutelsat Communications SA, (2)	8,701,005

Shares	Description (1)	Value

	Multi-Utilities – 3.1%

63,779	Brookfield Infrastructure Partners LP	$2,738,670

62,951	Dominion Energy Inc.	4,867,371

119,136	Dominion Energy Inc.	12,337,724

1,033,373	Engie SA, (2)	15,669,537

85,669	National Grid PLC, Sponsored ADR	4,555,878

3,917,751	REN - Redes Energeticas Nacionais SGPS SA, (2)	10,738,535

140,112	Suez	2,021,788

2,819,532	Vector Ltd, (2)	7,161,993
	Total Multi-Utilities	60,091,496

	Oil, Gas & Consumable Fuels – 3.4%

491,608	Enbridge Inc.	17,737,216

276,760	Energy Transfer LP	3,896,781

580,275	Enterprise Products Partners LP	16,752,539

20,594	Equitrans Midstream Corp	405,908

80,052	Gibson Energy Inc.	1,427,371

1,259	Inter Pipeline Ltd	19,584

2,212	Keyera Corp	56,924

129,421	MPLX LP	4,166,062

114,154	ONEOK Inc.	7,854,937

361,585	Pembina Pipeline Corp	13,460,554

37,703	Plains GP Holdings LP	941,444

17,460	Williams Cos Inc.	489,578
	Total Oil, Gas & Consumable Fuels	67,208,898

	Real Estate Management & Development – 0.7%

198,708	Cibus Nordic Real Estate AB, (3)	2,738,985

1,493,179	Corp Inmobiliaria Vesta SAB de CV	2,198,488

67,562	DIC Asset AG, (2)	780,108

223,737	Dios Fastigheter AB, (2)	1,656,789

9,106,781	Land & Houses PCL, (2), (3)	3,269,424

5,084,016	Sirius Real Estate Ltd	4,299,991
	Total Real Estate Management & Development	14,943,785

	Road & Rail – 0.1%

38,429	Aurizon Holdings Ltd, (2)	145,883

871,163	ComfortDelGro Corp Ltd, (2)	1,713,222
	Total Road & Rail	1,859,105

	Thrifts & Mortgage Finance – 0.1%

1,060,255	Real Estate Credit Investments Ltd, (2)	2,299,737

	Semiconductors & Semiconductor Equipment – 0.2%

3,221	Canadian Solar Infrastructure Fund Inc., (2)	3,003,354

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments    June 30, 2019

(Unaudited)

Shares	Description (1)			Value

	Transportation Infrastructure – 1.0%

118,763	Atlantia SpA, (2)			$3,096,904

11,972	Grupo Aeroportuario del Pacifico SAB de CV, ADR			1,248,800

192,741	Macquarie Infrastructure Corp			7,813,720

1,314,651	Sydney Airport, (2)			7,427,098
	Total Transportation Infrastructure			19,586,522

	Water Utilities – 0.5%

1,866,140	Aguas Andinas SA			1,101,577

16,540	Cia de Saneamento do Parana			347,086

2,914,155	Inversiones Aguas Metropolitanas SA			4,515,569

308,285	United Utilities Group PLC, (2)			3,068,631
	Total Water Utilities			9,032,863
	Total Common Stocks (cost $341,397,845)			376,910,079

Shares	Description (1)	Coupon	Ratings (5)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 16.8%

	Diversified Financial Services – 0.2%

125,101	National Rural Utilities Cooperative Finance Corp	5.500%	A3	$3,338,946

	Electric Utilities – 2.8%

248,000	Duke Energy Corp	5.750%	BBB	6,552,160

185,277	Entergy Arkansas LLC	4.875%	A	4,739,385

72,517	Entergy Louisiana LLC	4.875%	A	1,863,687

291,263	Georgia Power Co	5.000%	BBB	7,517,498

343,355	Integrys Holding Inc., (2)	6.000%	BBB	9,013,069

69,117	NextEra Energy Capital Holdings Inc.	5.000%	BBB	1,711,337

224,105	NextEra Energy Capital Holdings Inc.	5.250%	BBB	5,882,756

116,847	NextEra Energy Capital Holdings Inc.	5.650%	BBB	3,053,212

309,704	Southern Co	5.250%	BBB	8,052,304

238,175	Southern Co	5.250%	BBB	6,118,716
	Total Electric Utilities			54,504,124

	Energy Equipment & Services – 0.1%

96,230	Energy Transfer Operating LP	7.600%	BB	2,399,014

	Equity Real Estate Investment Trust – 9.4%

82,787	American Homes 4 Rent	6.500%	BB	2,247,667

231,322	American Homes 4 Rent	6.350%	BB	6,236,441

198,649	American Homes 4 Rent	5.875%	BB	5,133,090

191,392	American Homes 4 Rent	5.875%	BB	4,909,205

80,462	Armada Hoffler Properties Inc.	6.750%	N/R	2,108,104

149,779	Brookfield Property REIT Inc.	6.375%	N/R	3,713,021

267,612	CBL & Associates Properties Inc.	7.375%	B	2,140,896

66,158	Cedar Realty Trust Inc.	7.250%	N/R	1,627,487

Shares	Description (1)	Coupon	Ratings (5)	Value

	Equity Real Estate Investment Trust (continued)

138,253	Cedar Realty Trust Inc.	6.500%	N/R	$2,986,265

217,043	City Office REIT Inc.	6.625%	N/R	5,727,765

50,966	Colony Capital Inc.	7.500%	N/R	1,154,380

132,198	Colony Capital Inc.	7.125%	N/R	2,862,087

10,192	Colony Capital Inc.	7.150%	N/R	222,695

197,332	Colony Capital Inc.	7.125%	N/R	4,240,665

150,902	Digital Realty Trust Inc.	5.250%	Baa3	3,746,897

213,656	Digital Realty Trust Inc.	5.850%	Baa3	5,570,012

192,498	EPR Properties	5.750%	Baa3	4,810,525

30,031	Gladstone Commercial Corp	7.000%	N/R	758,583

123,368	Hersha Hospitality Trust	6.875%	N/R	3,081,732

380,645	Hersha Hospitality Trust	6.500%	N/R	9,101,222

240,740	Hersha Hospitality Trust	6.500%	N/R	5,794,612

346,064	Investors Real Estate Trust	6.625%	N/R	8,703,509

147,987	Kimco Realty Corp	5.250%	Baa2	3,621,242

4,655	Mid-America Apartment Communities Inc.	8.500%	BBB–	294,661

300,876	Monmouth Real Estate Investment Corp	6.125%	N/R	7,193,945

82,628	National Retail Properties Inc.	5.200%	Baa2	2,015,297

216,754	National Storage Affiliates Trust	6.000%	N/R	5,603,091

288,437	Pebblebrook Hotel Trust	6.500%	N/R	7,343,606

223,453	Pebblebrook Hotel Trust	6.375%	N/R	5,912,566

214,974	Pebblebrook Hotel Trust	6.300%	N/R	5,391,548

125,669	PS Business Parks Inc.	5.250%	BBB	3,114,078

166,119	PS Business Parks Inc.	5.200%	Baa2	4,073,238

157,767	Public Storage	5.600%	A3	4,131,918

81,295	Saul Centers Inc.	6.125%	N/R	2,036,440

193,610	SITE Centers Corp	6.375%	BB+	4,931,247

78,054	STAG Industrial Inc.	6.875%	BB+	2,080,139

99,545	Summit Hotel Properties Inc.	6.450%	N/R	2,505,548

303,814	Summit Hotel Properties Inc.	6.250%	N/R	7,808,020

48,537	Sunstone Hotel Investors Inc.	6.950%	N/R	1,322,633

226,193	Sunstone Hotel Investors Inc.	6.450%	N/R	5,779,231

94,824	UMH Properties Inc.	8.000%	N/R	2,468,269

190,740	UMH Properties Inc.	6.750%	N/R	4,816,185

90,100	Urstadt Biddle Properties Inc.	6.750%	N/R	2,317,372

135,987	Urstadt Biddle Properties Inc.	6.250%	N/R	3,618,614

356,032	Vornado Realty Trust	5.250%	Baa3	8,729,904
	Total Equity Real Estate Investment Trust			183,985,652

	Gas Utilities – 0.1%

86,693	Spire Inc.	5.900%	BBB	2,273,091

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments    June 30, 2019

(Unaudited)

Shares		Description (1)	Coupon		Ratings (5)	Value

		Independent Power & Renewable Electricity Producers – 0.1%

146,449		Brookfield Renewable Partners LP	5.750%		BBB–	$2,851,705

		Multi-Utilities – 2.9%

94,257		Algonquin Power & Utilities Corp	6.200%		BB+	2,429,945

277,440		Brookfield Infrastructure Partners LP	5.350%		BBB–	5,338,847

140,457		CMS Energy Corp	5.875%		Baa2	3,726,324

433,591		Dominion Energy Inc.	5.250%		BBB–	11,186,648

154,307		DTE Energy Co	5.250%		Baa2	3,942,544

297,055		DTE Energy Co	5.375%		Baa2	7,711,548

222,266		DTE Energy Co	6.000%		Baa2	6,034,522

148,730		DTE Energy Co	5.250%		Baa2	3,816,412

198,988		NiSource Inc.	6.500%		BBB–	5,223,435

378,614		Sempra Energy	5.750%		Baa2	9,488,067
		Total Multi-Utilities				58,898,292

		Oil, Gas & Consumable Fuels – 0.6%

153,214		NGL Energy Partners LP	9.000%		N/R	3,788,982

206,311		NuStar Energy LP	8.500%		B1	4,732,774

112,440		NuStar Energy LP	7.625%		B1	2,315,140

10,733		Pembina Pipeline Corp	5.750%		BB+	210,800
		Total Oil, Gas & Consumable Fuels				11,047,696

		Real Estate Management & Development – 0.6%

305,387		Brookfield Property Partners LP	6.500%		BB+	7,698,806

196,908		Landmark Infrastructure Partners LP	7.900%		N/R	4,946,329
		Total Real Estate Management & Development				12,645,135
		Total $25 Par (or similar) Retail Preferred (cost $328,920,175)				331,943,655

Principal Amount (000) (6)		Description (1)	Coupon	Maturity	Ratings (5)	Value

		CORPORATE BONDS – 14.9%

		Commercial Services & Supplies – 1.7%

$1,500		Atento Luxco 1 SA, 144A	6.125%	8/10/22	BB	$1,509,390

125		Clean Harbors Inc., 144A, (WI/DD)	4.875%	7/15/27	BB+	127,044

2,475		Clean Harbors Inc., 144A, (WI/DD)	5.125%	7/15/29	BB+	2,524,500

6,716		Covanta Holding Corp	5.875%	7/01/25	B1	6,984,640

2,500	EUR	DSV Miljoe Group AS, Reg S	5.900%	5/10/21	N/R	2,883,254

5,970		GFL Environmental Inc., 144A	7.000%	6/01/26	CCC+	6,111,787

900		GFL Environmental Inc., 144A	8.500%	5/01/27	CCC+	968,625

2,335		Iron Mountain Inc., 144A	5.250%	3/15/28	BB–	2,337,919

950		Stericycle Inc., 144A	5.375%	7/15/24	BBB–	991,677

4,559		Tervita Escrow Corp, 144A	7.625%	12/01/21	B+	4,637,460

Principal Amount (000) (6)		Description (1)	Coupon	Maturity	Ratings (5)	Value

		Commercial Services & Supplies (continued)

$3,525		Waste Pro USA Inc., 144A	5.500%	2/15/26	B+	$3,604,313
		Total Commercial Services & Supplies				32,680,609

		Communications Equipment – 0.1%

600		IHS Netherlands Holdco BV, 144A	9.500%	10/27/21	B+	622,548

780		ViaSat Inc., 144A	5.625%	9/15/25	B	766,350

850		ViaSat Inc., 144A	5.625%	4/15/27	BB+	884,000
		Total Communications Equipment				2,272,898

		Construction & Engineering – 0.2%

1,800		GMR Hyderabad International Airport Ltd, 144A	5.375%	4/10/24	BB+	1,825,133

1,900		International Airport Finance SA, 144A	12.000%	3/15/33	B2	2,109,000
		Total Construction & Engineering				3,934,133

		Diversified Financial Services – 0.5%

1,272		Cometa Energia SA de CV, 144A	6.375%	4/24/35	BBB	1,308,956

850		Minejesa Capital BV, 144A	4.625%	8/10/30	Baa3	859,402

1,815		Minejesa Capital BV, 144A	5.625%	8/10/37	Baa3	1,904,211

17,405	BRL	Swiss Insured Brazil Power Finance Sarl, 144A	9.850%	7/16/32	AAA	4,940,546
		Total Diversified Financial Services				9,013,115

		Diversified Telecommunication Services – 0.1%

2,500		CenturyLink Inc.	6.450%	6/15/21	BB	2,643,750

		Electric Utilities – 1.4%

1,810		Acwa Power Management And Investments One Ltd, 144A	5.950%	12/15/39	BBB–	1,873,350

2,325		Adani Green Energy UP Ltd / Prayatna Developers Pvt Ltd / Parampujya Solar Energ, 144A	6.250%	12/10/24	BB+	2,373,964

1,310		Calpine Corp, 144A	5.250%	6/01/26	BB+	1,332,925

740		Consorcio Transmantaro SA, 144A	4.700%	4/16/34	Baa3	778,850

1,900		Empresa de Transmision Electrica SA, 144A	5.125%	5/02/49	Baa1	2,077,650

1,200		Enel Americas SA	4.000%	10/25/26	BBB+	1,236,000

4,755		Instituto Costarricense de Electricidad, 144A	6.950%	11/10/21	B1	4,867,931

1,700		Lamar Funding Ltd, 144A	3.958%	5/07/25	Ba1	1,491,998

1,300		LLPL Capital Pte Ltd, 144A	6.875%	2/04/39	Baa3	1,482,802

600		Pampa Energia SA, 144A	7.500%	1/24/27	B	555,000

1,750		Talen Energy Supply LLC	6.500%	6/01/25	B3	1,465,625

1,650		Talen Energy Supply LLC, 144A	7.250%	5/15/27	Ba3	1,691,250

3,575		Vistra Operations Co LLC, 144A	5.625%	2/15/27	BB	3,785,031

1,950		Vistra Operations Co LLC, 144A	5.000%	7/31/27	BB	2,016,973
		Total Electric Utilities				27,029,349

		Electrical Equipment – 0.1%

1,500		Listrindo Capital BV, 144A	4.950%	9/14/26	BB+	1,479,750

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments    June 30, 2019

(Unaudited)

Principal Amount (000) (6)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Energy Equipment & Services – 0.5%

$695	Archrock Partners LP / Archrock Partners Finance Corp	6.000%	10/01/22	B+	$703,687

4,150	Archrock Partners LP / Archrock Partners Finance Corp, 144A	6.875%	4/01/27	B+	4,337,165

2,250	Transocean Poseidon Ltd, 144A	6.875%	2/01/27	B+	2,377,969

2,200	Transocean Sentry Ltd, 144A	5.375%	5/15/23	B+	2,202,750
	Total Energy Equipment & Services				9,621,571

	Equity Real Estate Investment Trust – 0.9%

2,110	CyrusOne LP / CyrusOne Finance Corp	5.375%	3/15/27	BBB–	2,220,775

2,900	Equinix Inc.	5.375%	5/15/27	BBB–	3,108,713

600	HAT Holdings I LLC / HAT Holdings II LLC, 144A, (WI/DD)	5.250%	7/15/24	BB+	612,000

3,165	iStar Inc.	4.625%	9/15/20	BB	3,192,694

3,055	MPT Operating Partnership LP / MPT Finance Corp	5.000%	10/15/27	BBB–	3,146,650

2,615	Sabra Health Care LP	5.125%	8/15/26	BBB–	2,721,069

2,490	SBA Communications Corp	4.875%	9/01/24	BB–	2,564,700
	Total Equity Real Estate Investment Trust				17,566,601

	Gas Utilities – 1.1%

4,015	AmeriGas Partners LP / AmeriGas Finance Corp	5.750%	5/20/27	BB	4,215,750

2,100	LBC Tank Terminals Holding Netherlands BV, 144A	6.875%	5/15/23	B	2,068,500

4,570	National Gas Co of Trinidad & Tobago Ltd, 144A	6.050%	1/15/36	BBB	4,661,446

1,675	NGL Energy Partners LP / NGL Energy Finance Corp	6.125%	3/01/25	B+	1,658,250

1,900	NGL Energy Partners LP / NGL Energy Finance Corp, 144A	7.500%	4/15/26	B+	1,980,750

2,795	Rockpoint Gas Storage Canada Ltd, 144A	7.000%	3/31/23	BB–	2,833,431

2,915	Suburban Propane Partners LP/Suburban Energy Finance Corp	5.875%	3/01/27	BB–	2,922,287
	Total Gas Utilities				20,340,414

	Health Care Providers & Services – 0.9%

1,660	CHS/Community Health Systems Inc.	6.250%	3/31/23	BB	1,597,750

2,330	CHS/Community Health Systems Inc, 144A	8.000%	3/15/26	B	2,239,200

4,450	Encompass Health Corp	5.750%	9/15/25	B+	4,622,437

200	HCA Inc.	5.625%	9/01/28	Ba2	216,500

4,250	HCA Inc.	5.875%	2/01/29	Ba2	4,659,062

525	HCA Inc.	5.125%	6/15/39	BBB–	545,325

1,245	RegionalCare Hospital Partners Holdings Inc / LifePoint Health Inc, 144A	9.750%	12/01/26	CCC+	1,304,138

1,500	Tenet Healthcare Corp	6.750%	6/15/23	B–	1,505,625

1,050	Tenet Healthcare Corp	6.875%	11/15/31	B–	926,625
	Total Health Care Providers & Services				17,616,662

Principal Amount (000) (6)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Hotels, Restaurants & Leisure – 0.2%

$1,500	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc., 144A	5.750%	2/01/27	BB+	$1,616,250

1,695	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc.	4.500%	1/15/28	BB+	1,682,288
	Total Hotels, Restaurants & Leisure				3,298,538

	Household Durables – 0.2%

2,400	KB Home	6.875%	6/15/27	BB–	2,562,000

1,600	LGI Homes Inc, 144A	6.875%	7/15/26	BB–	1,636,000
	Total Household Durables				4,198,000

	Independent Power & Renewable Electricity Producers – 0.5%

1,685	Azure Power Energy Ltd, 144A	5.500%	11/03/22	Ba3	1,699,761

1,500	Kallpa Generacion SA, 144A	4.125%	8/16/27	Baa3	1,545,000

1,325	NRG Energy Inc., 144A	5.250%	6/15/29	BB	1,412,781

3,525	NRG Energy Inc., 144A	4.450%	6/15/29	BBB–	3,665,844

1,450	Termocandelaria Power Ltd, 144A	7.875%	1/30/29	BB+	1,587,750
	Total Independent Power & Renewable Electricity Producers				9,911,136

	Machinery – 0.2%

4,425	USA Compression Partners LP / USA Compression Finance Corp, 144A	6.875%	9/01/27	BB–	4,646,737

	Marine – 0.1%

1,500	Pelabuhan Indonesia II PT, 144A	4.250%	5/05/25	BBB	1,554,375

	Media – 0.5%

2,275	Altice France SA/France, 144A	7.375%	5/01/26	B	2,331,875

1,545	CSC Holdings LLC, 144A	7.500%	4/01/28	B	1,696,101

2,950	Lamar Media Corp	5.750%	2/01/26	BB	3,101,188

2,275	Virgin Media Secured Finance PLC, 144A	5.250%	1/15/26	BB+	2,331,215
	Total Media				9,460,379

	Mortgage Real Estate Investment Trust – 0.1%

1,720	Starwood Property Trust Inc.	4.750%	3/15/25	BB–	1,737,200

	Multi-Utilities – 0.2%

3,330	Dominion Energy Inc.	5.750%	10/01/54	BBB–	3,459,870

	Oil, Gas & Consumable Fuels – 3.1%

4,300	Antero Midstream Partners LP / Antero Midstream Finance Corp, 144A	5.750%	3/01/27	BBB–	4,300,000

1,450	Antero Midstream Partners LP / Antero Midstream Finance Corp, 144A	5.750%	1/15/28	BBB–	1,435,500

670	Calumet Specialty Products Partners LP / Calumet Finance Corp	6.500%	4/15/21	B–	666,650

1,565	Cheniere Corpus Christi Holdings LLC	5.125%	6/30/27	BB	1,699,981

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments    June 30, 2019

(Unaudited)

Principal Amount (000) (6)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Oil, Gas & Consumable Fuels (continued)

$4,775	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp, 144A	5.625%	5/01/27	BB–	$4,763,062

3,750	DCP Midstream Operating LP	5.125%	5/15/29	BB+	3,853,125

6,345	DCP Midstream Operating LP, 144A	5.850%	5/21/43	BB–	5,948,437

2,200	EnLink Midstream LLC	5.375%	6/01/29	BBB–	2,255,000

3,000	EnLink Midstream Partners LP	4.850%	7/15/26	BBB–	3,022,500

4,345	Enterprise Products Operating LLC	5.375%	2/15/78	Baa2	4,040,850

4,460	Genesis Energy LP / Genesis Energy Finance Corp	5.625%	6/15/24	B+	4,292,750

1,620	Global Partners LP / GLP Finance Corp	7.000%	6/15/23	B+	1,640,250

1,700	KazTransGas JSC, 144A	4.375%	9/26/27	Baa3	1,730,872

3,010	Martin Midstream Partners LP / Martin Midstream Finance Corp	7.250%	2/15/21	B–	2,983,512

3,500	NuStar Logistics LP	6.000%	6/01/26	Ba2	3,622,500

1,690	Par Petroleum LLC / Par Petroleum Finance Corp, 144A	7.750%	12/15/25	BB–	1,670,988

1,700	Peru LNG Srl, 144A	5.375%	3/22/30	BBB–	1,824,950

3,000	Sunoco LP / Sunoco Finance Corp	5.875%	3/15/28	BB	3,108,750

625	Targa Resources Partners LP / Targa Resources Partners Finance Corp, 144A	6.500%	7/15/27	BB	681,250

2,500	Targa Resources Partners LP / Targa Resources Partners Finance Corp, 144A	6.875%	1/15/29	BB	2,768,750

3,015	TransMontaigne Partners LP / TLP Finance Corp	6.125%	2/15/26	BB	2,901,938

600	Transportadora de Gas del Sur SA, 144A	6.750%	5/02/25	B1	579,006
	Total Oil, Gas & Consumable Fuels				59,790,621

	Real Estate Management & Development – 0.9%

4,250	Brookfield Property REIT Inc / BPR Cumulus LLC / BPR Nimbus LLC / GGSI Sellco LL, 144A	5.750%	5/15/26	BB+	4,377,500

8,685	Hunt Cos Inc., 144A	6.250%	2/15/26	BB–	8,207,325

3,968	Kennedy-Wilson Inc.	5.875%	4/01/24	BB	4,047,360

600	RKI Overseas Finance 2016 B Ltd, Reg S	4.700%	9/06/21	BB–	594,365

600	Shimao Property Holdings Ltd, Reg S	4.750%	7/03/22	BBB–	604,368
	Total Real Estate Management & Development				17,830,918

	Road & Rail – 0.3%

1,700	Rumo Luxembourg Sarl, 144A	5.875%	1/18/25	BB	1,802,468

1,700	Transnet SOC Ltd, 144A	4.000%	7/26/22	Baa3	1,699,048

2,850	United Rentals North America Inc.	5.500%	5/15/27	BB–	2,999,625
	Total Road & Rail				6,501,141

	Thrifts & Mortgage Finance – 0.2%

4,580	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp, 144A	5.250%	10/01/25	BB	4,591,450

Principal Amount (000) (6)		Description (1)	Coupon	Maturity	Ratings (5)	Value

		Trading Companies & Distributors – 0.1%

$2,430		Fortress Transportation & Infrastructure Investors LLC, 144A	6.500%	10/01/25	B+	$2,502,900

		Transportation Infrastructure – 0.6%

1,700		Adani Ports & Special Economic Zone Ltd, 144A	4.000%	7/30/27	BBB–	1,694,526

1,650		Aeropuerto Internacional de Tocumen SA, 144A	6.000%	11/18/48	BBB+	1,943,700

2,810		Aeropuertos Dominicanos Siglo XXI SA, 144A	6.750%	3/30/29	BB–	2,954,013

1,700		DP World PLC, 144A	5.625%	9/25/48	Baa1	1,882,111

10,692	MXN	Grupo Aeroportuario del Centro Norte SAB de CV	6.850%	6/07/21	N/R	543,991

1,800		Mexico City Airport Trust, 144A	4.250%	10/31/26	BBB+	1,790,100
		Total Transportation Infrastructure				10,808,441

		Wireless Telecommunication Services – 0.2%

2,225		Hughes Satellite Systems Corp	6.625%	8/01/26	BB–	2,339,031

1,100		Sprint Spectrum Co LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III LLC, 144A	5.152%	3/20/28	Baa2	1,133,000
		Total Wireless Telecommunication Services				3,472,031
		Total Corporate Bonds (cost $279,908,776)				287,962,589

Principal Amount (000) (6)		Description (1)	Coupon	Maturity	Ratings (5)	Value

		$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 14.5%

		Diversified Financial Services – 0.7%

$2,460		National Rural Utilities Cooperative Finance Corp	5.250%	4/20/46	A3	$2,509,717

10,672		Transcanada Trust	5.625%	5/20/75	BBB	10,559,517
		Total Diversified Financial Services				13,069,234

		Electric Utilities – 5.4%

5,175		AES Gener SA, 144A	7.125%	3/26/79	BB	5,521,777

5,850		AusNet Services Holdings Pty Ltd, Reg S	5.750%	3/17/76	BBB	6,113,326

2,640		ComEd Financing III	6.350%	3/15/33	Baa2	2,687,877

3,500	GBP	Electricite de France SA, Reg S	5.875%	N/A (7)	BBB	4,701,289

14,640		Emera Inc.	6.750%	6/15/76	BBB–	15,693,494

7,680		EnBW Energie Baden-Wuerttemberg AG, Reg S	5.125%	4/05/77	Baa2	7,929,600

10,125		Enel SpA, 144A	8.750%	9/24/73	BBB	11,669,062

11,255		NextEra Energy Capital Holdings Inc.	4.800%	12/01/77	BBB	10,579,700

4,720		NextEra Energy Capital Holdings Inc.	5.650%	5/01/79	BBB	4,866,023

8,954		NextEra Energy Capital Holdings Inc. (3-Month LIBOR reference rate + 2.068% spread), (8)	4.386%	10/01/66	BBB	7,400,123

17,351		NextEra Energy Capital Holdings Inc. (3-Month LIBOR reference rate + 2.125% spread), (8)	4.535%	6/15/67	BBB	14,309,007

8,398		PPL Capital Funding Inc. (3-Month LIBOR reference rate + 2.665% spread), (8)	4.995%	3/30/67	BBB	7,665,198

3,105		Southern Co	5.500%	3/15/57	BBB	3,181,777

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments    June 30, 2019

(Unaudited)

Principal Amount (000) (6)		Description (1)	Coupon	Maturity	Ratings (5)	Value

		Electric Utilities (continued)

$2,810		SSE PLC, Reg S	4.750%	9/16/77	BBB–	$2,817,025
		Total Electric Utilities				105,135,278

		Energy Equipment & Services – 2.3%

13,786		Energy Transfer Operating LP (3-Month LIBOR reference rate + 3.018% spread), (8)	5.597%	11/01/66	Ba1	10,373,965

2,189		Energy Transfer Operating LP	6.250%	N/A (7)	BB	2,035,770

9,735		Plains All American Pipeline LP	6.125%	N/A (7)	BB	9,272,587

15,145		TransCanada PipeLines Ltd (3-Month LIBOR reference rate + 2.21% spread), (8)	4.728%	5/15/67	Baa2	11,680,581

8,190		Transcanada Trust	5.875%	8/15/76	BBB	8,406,216

2,835		Transcanada Trust	5.300%	3/15/77	BBB	2,722,727
		Total Energy Equipment & Services				44,491,846

		Gas Utilities – 0.1%

2,507		SK E&S Co Ltd, 144A	4.875%	N/A (7)	BB+	2,485,064

		Marine – 0.3%

2,950		Royal Capital BV, Reg S	4.875%	N/A (7)	N/R	2,924,188

3,295		Royal Capital BV, Reg S	5.500%	N/A (7)	N/R	3,362,297
		Total Marine				6,286,485

		Multi-Utilities – 1.7%

8,940		CenterPoint Energy Inc.	6.125%	N/A (7)	BBB–	9,262,466

2,340		NiSource Inc.	5.650%	N/A (7)	BBB–	2,281,500

6,700		RWE AG, Reg S	6.625%	7/30/75	BB+	7,344,781

16,555		WEC Energy Group Inc. (3-Month LIBOR reference rate + 2.113% spread), (8)	4.631%	5/15/67	BBB	13,657,875
		Total Multi-Utilities				32,546,622

		Oil, Gas & Consumable Fuels – 2.9%

5,490		Buckeye Partners LP	6.375%	1/22/78	Ba1	3,952,800

16,037		Enbridge Inc.	6.000%	1/15/77	BBB–	16,117,185

17,309		Enbridge Inc.	5.500%	7/15/77	BBB–	16,737,111

6,087		Enbridge Inc.	6.250%	3/01/78	BBB–	6,159,801

4,826		Enterprise Products Operating LLC	4.875%	8/16/77	Baa2	4,546,623

9,470		Enterprise Products Operating LLC	5.250%	8/16/77	Baa2	9,049,058
		Total Oil, Gas & Consumable Fuels				56,562,578

		Real Estate Management & Development – 0.9%

11,250		AT Securities BV, Reg S	5.250%	N/A (7)	BBB–	11,016,563

3,000	EUR	CPI Property Group SA, Reg S	4.375%	N/A (7)	BB+	3,366,087

4,750	SGD	Frasers Property Treasury Pte Ltd, Reg S	3.950%	N/A (7)	N/R	3,374,884
		Total Real Estate Management & Development				17,757,534

Principal Amount (000) (6)	Description (1)	Coupon			Maturity	Ratings (5)	Value

	Road & Rail – 0.2%

$3,730	BNSF Funding Trust I	6.613%			12/15/55	A	$4,098,337
	Total $1,000 Par (or similar) Institutional Preferred (cost $295,810,586)						282,432,978

Shares	Description (1)	Coupon				Ratings (5)	Value

	CONVERTIBLE PREFERRED SECURITIES – 3.6%

	Electric Utilities – 0.8%

205,805	American Electric Power Co Inc.	6.125%				BBB	$11,012,626

89,388	NextEra Energy Inc.	6.123%				BBB	5,803,963
	Total Electric Utilities						16,816,589

	Diversified Telecommunication Services – 0.4%

69,496	QTS Realty Trust Inc.	6.500%				B–	7,698,767

	Equity Real Estate Investment Trust – 1.1%

158,787	Braemar Hotels & Resorts Inc.	5.500%				N/R	2,950,262

7,719	Crown Castle International Corp, (2)	6.875%				N/R	9,230,194

25,936	Equity Commonwealth	6.500%				Baa3	715,315

25,720	Lexington Realty Trust	6.500%				N/R	1,382,707

64,087	RLJ Lodging Trust	1.950%				N/R	1,677,157

106,414	RPT Realty	7.250%				N/R	5,396,254
	Total Equity Real Estate Investment Trust						21,351,889

	Multi-Utilities – 1.3%

149,579	CenterPoint Energy Inc.	7.000%				N/R	7,511,857

169,791	Dominion Energy Inc.	6.750%				BBB–	8,538,789

28,977	DTE Energy Co	6.500%				BBB+	1,628,507

52,933	Sempra Energy	6.000%				N/R	5,901,500

14,228	Sempra Energy	6.750%				N/R	1,579,593
	Total Multi-Utilities						25,160,246
	Total Convertible Preferred Securities (cost $65,680,624)						71,027,491

Principal Amount (000)	Description (1)	Coupon (9)	Reference Rate (9)	Spread (9)	Maturity (10)	Ratings (5)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 2.5% (9)

	Capital Markets – 0.1%

$2,000	Capital Automotive LP, Term Loan, Second Lien	8.410%	1-Month LIBOR	6.000%	3/24/25	CCC+	$2,011,880

	Chemicals – 0.1%

2,500	Messer Industries USA Inc., Term Loan B	4.830%	3-Month LIBOR	2.500%	3/01/26	BB–	2,469,538

	Diversified Telecommunication Services – 0.1%

1,584	SBA Senior Finance II LLC, Term Loan B	4.410%	1-Month LIBOR	2.000%	4/11/25	BB+	1,566,354

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments    June 30, 2019

(Unaudited)

Principal Amount (000)	Description (1)	Coupon (9)	Reference Rate (9)	Spread (9)	Maturity (10)	Ratings (5)	Value

	Equity Real Estate Investment Trust – 0.2%

$1,492	Iron Mountain Inc., Term Loan B	4.152%	1-Month LIBOR	1.750%	1/02/26	BB	$1,452,334

2,860	VICI Properties 1 LLC, Term Loan B	4.404%	1-Month LIBOR	2.000%	12/22/24	BBB–	2,831,400
4,352	Total Equity Real Estate Investment Trust						4,283,734

	Health Care Providers & Services – 0.3%

1,942	Concentra, Inc., Term Loan B	5.210%	3-Month LIBOR	2.750%	6/01/22	B+	1,946,435

4,477	Lifepoint Health, Inc., Term Loan	6.904%	1-Month LIBOR	4.500%	11/16/25	B+	4,458,694
6,419	Total Health Care Providers & Services						6,405,129

	Hotels, Restaurants & Leisure – 0.2%

2,962	CityCenter Holdings LLC, Term Loan B	4.652%	1-Month LIBOR	2.250%	4/18/24	BB–	2,953,493

	Machinery – 0.2%

3,660	Brookfield WEC Holdings Inc., Term Loan L2	9.152%	1-Month LIBOR	6.750%	8/01/26	B–	3,713,198

	Media – 0.2%

3,650	CSC Holdings LLC, Term Loan	5.394%	1-Month LIBOR	3.000%	4/15/27	BB	3,660,037

	Mortgage Real Estate Investment Trust – 0.1%

2,239	Capital Automotive LP, Term Loan, First Lien	4.910%	1-Month LIBOR	2.500%	3/24/24	B1	2,213,395

	Oil, Gas & Consumable Fuels – 0.5%

5,459	BCP Renaissance Parent, Term Loan B	6.083%	3-Month LIBOR	3.500%	11/01/24	BB–	5,453,400

3,925	Delek US Holdings Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BBB–	3,873,504
9,384	Total Oil, Gas & Consumable Fuels						9,326,904

	Real Estate Management & Development – 0.4%

3,960	GGP, Term Loan B	4.902%	1-Month LIBOR	2.500%	8/24/25	BB+	3,874,533

4,460	Invitation Homes Operating Partnership LP, Term Loan A	4.104%	1-Month LIBOR	1.700%	2/06/22	N/R	4,370,800
8,420	Total Real Estate Management & Development						8,245,333

	Road & Rail – 0.1%

1,005	Kenan Advantage Group Inc., Term Loan	5.402%	1-Month LIBOR	3.000%	8/01/22	B+	972,828

239	Kenan Advantage Group Inc., Term Loan B	5.402%	1-Month LIBOR	3.000%	7/29/22	B+	231,341
1,244	Total Road & Rail						1,204,169
$48,414	Total Variable Rate Senior Loan Interests (cost $48,030,384)						48,053,164

Principal Amount (000)	Description (1)	Coupon			Maturity	Ratings (5)	Value

	CONVERTIBLE BONDS – 0.7%

	Oil, Gas & Consumable Fuels – 0.5%

$12,325	Cheniere Energy Inc	4.250%			3/15/45	N/R	$9,651,708

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Real Estate Management & Development – 0.2%

$3,545	Tricon Capital Group Inc, 144A	5.750%	3/31/22	N/R	$3,605,265
$15,870	Total Convertible Bonds (cost $12,225,723)				13,256,973

Shares	Description (1), (11)				Value

	INVESTMENT COMPANIES – 0.6%

17,911,074	Keppel Infrastructure Trust				$6,687,715

3,893,299	Starwood European Real Estate Finance Ltd				5,043,178
	Total Investment Companies (cost $11,501,455)				11,730,893
	Total Long-Term Investments (cost $1,806,404,352)				1,896,939,052

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 1.5%

	REPURCHASE AGREEMENTS – 1.5%

$29,425	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/28/19, repurchase price $29,427,890, collateralized by $29,450,000, U.S. Treasury Notes, 2.500%, due 2/28/21, value $30,018,208	1.200%	7/01/19		$29,424,948
	Total Short-Term Investments (cost $29,424,948)				29,424,948
	Total Investments (cost $1,835,829,300) – 98.8%				1,926,364,000
	Other Assets Less Liabilities – 1.2%				23,908,584
	Net Assets – 100%				$1,950,272,584

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments    June 30, 2019

(Unaudited)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(6)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(7)	Perpetual security. Maturity date is not applicable.

(8)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(9)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(10)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(11)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt

BRL	Brazilian Real

DD1	Portion of investment purchased on a delayed delivery basis.

EUR	Euro

GBP	Pound Sterling

LIBOR	London Inter-Bank Offered Rate

MXN	Mexican Peso

REIT	Real Estate Investment Trust

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

SGD	Singapore Dollar

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Real Estate Securities Fund

Portfolio of Investments    June 30, 2019

(Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.5%

	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 99.5%

	Diversified – 3.1%

401,400	Alexander & Baldwin Inc.	$9,272,340

259,756	American Assets Trust Inc.	12,239,703

135,910	Armada Hoffler Properties Inc.	2,249,310

1,222,481	Empire State Realty Trust Inc.	18,104,943

826,710	Liberty Property Trust	41,368,568

79,266	STORE Capital Corp	2,630,839

1,882,967	VEREIT Inc.	16,965,533

45,878	WP Carey Inc.	3,724,376
	Total Diversified	106,555,612

	Health Care – 14.1%

614,099	CareTrust REIT Inc.	14,603,274

2,253,303	HCP Inc.	72,060,630

1,499,341	Healthcare Realty Trust Inc., (DD1)	46,959,360

1,116,127	Healthcare Trust of America Inc.	30,615,364

1,049,014	Medical Properties Trust Inc.	18,294,804

124,714	National Health Investors Inc.	9,731,433

839,018	Omega Healthcare Investors Inc.	30,833,912

2,057,463	Ventas Inc.	140,627,596

1,424,791	Welltower Inc.	116,163,210
	Total Health Care	479,889,583

	Hotels & Resorts – 4.1%

1,708,731	Host Hotels & Resorts Inc.	31,133,079

794,944	MGM Growth Properties LLC	24,365,034

7,978	Park Hotels & Resorts Inc.	219,874

903,875	Pebblebrook Hotel Trust	25,471,197

1,709	Ryman Hospitality Properties Inc.	138,583

569,083	Summit Hotel Properties Inc.	6,527,382

3,773,058	Sunstone Hotel Investors Inc.	51,728,625
	Total Hotels & Resorts	139,583,774

	Industrial – 12.7%

1,204,898	Americold Realty Trust	39,062,793

4,258,330	Duke Realty Corp	134,605,811

239,871	EastGroup Properties Inc.	27,820,239

682,984	First Industrial Realty Trust Inc.	25,092,832

Nuveen Real Estate Securities Fund (continued)

Portfolio of Investments    June 30, 2019

(Unaudited)

Shares	Description (1)	Value

	Industrial (continued)

2,073,534	Prologis Inc.	$166,090,074

176,072	Rexford Industrial Realty Inc.	7,108,027

440,042	STAG Industrial Inc.	13,306,870

331,982	Terreno Realty Corp	16,280,397
	Total Industrial	429,367,043

	Mortgage – 0.5%

348,078	Blackstone Mortgage Trust Inc.	12,384,615

225,668	TPG RE Finance Trust Inc.	4,353,136
	Total Mortgage	16,737,751

	Office – 12.6%

448,901	Alexandria Real Estate Equities Inc.	63,335,442

735,832	Boston Properties Inc.	94,922,328

113,726	Columbia Property Trust Inc.	2,358,677

14,918	Corporate Office Properties Trust	393,388

764,014	Cousins Properties Inc.	27,634,386

292,721	Douglas Emmett Inc.	11,662,005

247,408	Easterly Government Properties Inc.	4,480,559

504,970	Equity Commonwealth	16,421,625

132,481	Highwoods Properties Inc.	5,471,465

1,155,481	Hudson Pacific Properties Inc.	38,442,853

1,294,498	JBG SMITH Properties	50,925,551

609,869	Kilroy Realty Corp	45,014,431

365,761	Mack-Cali Realty Corp	8,518,574

548,514	Paramount Group Inc.	7,684,681

44,169	Piedmont Office Realty Trust Inc.	880,288

41,274	SL Green Realty Corp	3,317,191

723,433	Vornado Realty Trust	46,372,055
	Total Office	427,835,499

	Residential – 20.8%

1,178,891	American Campus Communities Inc.	54,417,609

1,324,178	American Homes 4 Rent, Class A	32,190,767

1,023,987	Apartment Investment & Management Co, Class A	51,322,228

592,396	AvalonBay Communities Inc.	120,363,019

749,075	Camden Property Trust	78,195,939

518,479	Equity LifeStyle Properties Inc.	62,912,242

872,957	Equity Residential	66,274,896

245,021	Essex Property Trust Inc.	71,528,981

147,013	Investors Real Estate Trust	8,625,253

1,812,113	Invitation Homes Inc.	48,437,781

Shares	Description (1)	Value

	Residential (continued)

179,234	Mid-America Apartment Communities Inc.	$21,106,596

9,628	NexPoint Residential Trust Inc.	398,599

463,181	Sun Communities Inc.	59,375,172

642,889	UDR Inc.	28,859,287
	Total Residential	704,008,369

	Retail – 13.7%

518,999	Acadia Realty Trust	14,205,003

568,717	Agree Realty Corp	36,426,324

2,623	Alexander’s Inc.	971,297

384,984	Brixmor Property Group Inc.	6,883,514

440,665	Federal Realty Investment Trust	56,740,025

1,193,679	National Retail Properties Inc.	63,276,924

1,005,164	Realty Income Corp	69,326,161

528,199	Regency Centers Corp	35,252,001

1,059,777	Simon Property Group Inc.	169,309,973

271,851	SITE Centers Corp	3,599,307

367,481	Urban Edge Properties	6,368,446

53	Urstadt Biddle Properties Inc.	1,113

112,314	Weingarten Realty Investors	3,079,650
	Total Retail	465,439,738

	Specialized – 17.9%

18,962	American Tower Corp	3,876,781

47,276	CoreSite Realty Corp	5,444,777

147,368	Crown Castle International Corp	19,209,419

778,576	CubeSmart	26,035,582

208,160	CyrusOne Inc.	12,014,995

998,186	Digital Realty Trust Inc.	117,576,329

8,576	EPR Properties	639,684

259,098	Equinix Inc.	130,660,530

156,554	Extra Space Storage Inc.	16,610,379

1,141,261	Four Corners Property Trust Inc.	31,190,663

89,607	Iron Mountain Inc.	2,804,699

467,775	Life Storage Inc.	44,476,047

574,196	Public Storage	136,756,261

142,503	QTS Realty Trust Inc.	6,580,789

2,432,502	VICI Properties Inc.	53,612,344
	Total Specialized	607,489,279
	Total Real Estate Investment Trust Common Stocks (cost $2,599,085,441)	3,376,906,648

Nuveen Real Estate Securities Fund (continued)

Portfolio of Investments    June 30, 2019

(Unaudited)

Shares	Description (1)	Coupon	Value

	SHORT-TERM INVESTMENTS – 0.1%

	Money Market Funds – 0.1%

2,171,580	First American Treasury Obligations Fund, Class Z	2.228% (2)	$2,171,580
	Total Short-Term Investments (cost $2,171,580)		2,171,580
	Total Investments (cost $2,601,257,021) – 99.6%		3,379,078,228
	Other Assets Less Liabilities – 0.4%		13,270,489
	Net Assets – 100%		$3,392,348,717

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

DD1	Portion of investment purchased on a delayed basis.

REIT	Real Estate Investment Trust

Statement of Assets and Liabilities

June 30, 2019

(Unaudited)

	Global Infrastructure	Global Real Estate Securities	Real Asset Income	Real Estate Securities
Assets
Long-term investments, at value (cost $407,791,581, $25,291,646 $1,806,404,352 and $2,599,085,441, respectively)	$522,584,181	$27,378,041	$1,896,939,052	$3,376,906,648
Short-term investments, at value (cost approximates value)	13,690,096	728,537	29,424,948	2,171,580
Cash	13,835	—	40,841	—
Cash denominated in foreign currencies (cost $719,292, $4,485, $188,827 and $—, respectively)	719,737	4,482	188,589	—
Receivable for:
Dividends	1,063,876	119,023	7,526,560	13,275,702
From Adviser	—	27,381	—	—
Interest	1,369	73	9,126,712	47,148
Investments sold	9,117,814	524,025	23,127,684	53,105,070
Reclaims	401,803	11,823	298,444	38,910
Shares sold	646,434	—	6,686,221	4,986,934
Other assets	76,957	35,225	93,269	292,483
Total assets	548,316,102	28,828,610	1,973,452,320	3,450,824,475
Liabilities
Payable for:
Dividends	—	228,276	773,590	4,467,943
Investments purchased	14,023,868	564,050	16,746,512	33,107,242
Shares redeemed	1,197,763	—	3,372,413	16,405,590
Accrued expenses:
Custodian fees	104,658	97,985	206,880	60,281
Directors/Trustees fees	32,241	158	61,317	268,417
Management fees	339,138	—	1,205,705	2,367,198
12b-1 distribution and service fees	32,417	34	202,670	104,114
Other	219,741	31,441	610,649	1,694,973
Total liabilities	15,949,826	921,944	23,179,736	58,475,758
Net assets	$532,366,276	$27,906,666	$1,950,272,584	$3,392,348,717
Class A Shares
Net assets	$55,697,434	$34,655	$194,080,602	$262,752,430
Shares outstanding	4,824,298	1,555	8,110,402	12,485,201
Net asset value (“NAV”) per share	$11.55	$22.28	$23.93	$21.05
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$12.25	$23.64	$25.39	$22.33
Class C Shares
Net assets	$25,721,990	$33,002	$201,199,167	$46,078,010
Shares outstanding	2,253,338	1,482	8,403,965	2,257,735
NAV and offering price per share	$11.42	$22.27	$23.94	$20.41
Class R3 Shares
Net assets	$302,313	$—	$—	$22,601,360
Shares outstanding	25,785	—	—	1,056,156
NAV and offering price per share	$11.72	$—	$—	$21.40
Class R6 Shares
Net assets	$11,381,213	$27,779,233	$66,695,070	$449,993,513
Shares outstanding	985,628	1,246,250	2,773,272	20,788,218
NAV and offering price per share	$11.55	$22.29	$24.05	$21.65
Class I Shares
Net assets	$439,263,326	$59,776	$1,488,297,745	$2,610,923,404
Shares outstanding	38,152,649	2,683	62,199,562	122,015,468
NAV and offering price per share	$11.51	$22.28	$23.93	$21.40
Fund level net assets consist of:
Capital paid-in	$412,271,922	$25,042,202	$1,927,809,052	$2,580,029,429
Total distributable earnings	120,094,354	2,864,464	22,463,532	812,319,288
Fund level net assets	$532,366,276	$27,906,666	$1,950,272,584	$3,392,348,717
Authorized shares – per class	2 billion	Unlimited	2 billion	2 billion
Par value per share	$0.0001	$0.01	$0.0001	$0.0001

See accompanying notes to financial statements.

Statement of Operations

Six Months Ended June 30, 2019

(Unaudited)

	Global Infrastructure	Global Real Estate Securities	Real Asset Income	Real Estate Securities

Investment Income

Dividends	$10,213,423	$443,253	$34,012,158	$49,149,168

Interest	80,669	4,035	18,787,969	689,100

Foreign tax withheld on dividend income	(890,278)	(27,931)	(1,816,825)	4,103

Securities lending income	—	—	—	2,352

Total investment income	9,403,814	419,357	50,983,302	49,844,723

Expenses

Management fees	2,193,796	121,192	6,643,641	13,901,044

12b-1 service fees – Class A Shares	69,616	35	236,379	341,994

12b-1 distribution and service fees – Class C Shares	124,407	142	973,619	229,639

12b-1 distribution and service fees – Class R3 Shares	683	—	—	56,678

Shareholder servicing agent fees	262,845	473	879,510	2,668,627

Custodian fees	141,781	159,139	282,719	166,612

Directors/Trustees fees	7,111	387	26,640	49,589

Professional fees	52,756	26,295	64,279	78,775

Shareholder reporting expenses	19,269	7,874	312,160	288,003

Federal and state registration fees	48,854	31,740	51,769	60,288

Other	9,768	4,852	25,940	63,494

Total expenses before fee waiver/expense reimbursement	2,930,886	352,129	9,496,656	17,904,743

Fee waiver/expense reimbursement	(388,433)	(219,676)	—	—

Net expenses	2,542,453	132,453	9,496,656	17,904,743

Net investment income (loss)	6,861,361	286,904	41,486,646	31,939,980

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from investments and foreign currency	18,011,466	1,370,702	4,049,556	131,466,742

Change in net unrealized appreciation (depreciation) of investments and foreign currency	69,854,272	2,742,585	200,362,086	381,630,314

Net realized and unrealized gain (loss)	87,865,738	4,113,287	204,411,642	513,097,056

Net increase (decrease) in net assets from operations	$94,727,099	$4,400,191	$245,898,288	$545,037,036

See accompanying notes to financial statements.

Statement of Changes in Net Assets

(Unaudited)

	Global Infrastructure		Global Real Estate Securities
	Six Months Ended 6/30/19	Year Ended 12/31/18	Six Months Ended 6/30/19	For the period March 20, 2018 (commencement of operations) through December 31, 2018

Operations

Net investment income (loss)	$6,861,361	$10,951,354	$286,904	$460,590

Net realized gain (loss) from:

Investments and foreign currency	18,011,466	5,967,204	1,370,702	(32,490)

Futures contracts	—	—	—	—

Change in net unrealized appreciation (depreciation) of:

Investments and foreign currency	69,854,272	(61,292,713)	2,742,585	(656,752)

Futures contracts	—	—	—	—

Net increase (decrease) in net assets from operations	94,727,099	(44,374,155)	4,400,191	(228,652)

Distributions to Shareholders

Dividends

Class A Shares	—	(3,755,306)	(389)	(882)

Class C Shares	—	(1,273,099)	(267)	(738)

Class R3 Shares	—	(13,284)	—	—

Class R6 Shares	—	(726,034)	(376,118)	(926,961)

Class I Shares	—	(21,971,240)	(796)	(1,003)

Class T Shares(1)	—	(273)	—	—

Return of Capital

Class A Shares	—	(160,320)	—	—

Class C Shares	—	(58,872)	—	—

Class R3 Shares	—	(610)	—	—

Class R6 Shares	—	(26,614)	—	—

Class I Shares	—	(879,812)	—	—

Class T Shares(1)	—	(50)	—	—

Decrease in net assets from distributions to shareholders	—	(28,865,514)	(377,570)	(929,584)

Fund Share Transactions

Proceeds from sale of shares	84,454,053	132,913,905	39,715	25,003,000

Proceeds from shares issued to shareholders due to reinvestment of distributions	—	21,919,163	502	73

	84,454,053	154,833,068	40,217	25,003,073

Cost of shares redeemed	(84,768,118)	(253,244,145)	—	(1,009)

Net increase (decrease) in net assets from Fund share transactions	(314,065)	(98,411,077)	40,217	25,002,064

Net increase (decrease) in net assets	94,413,034	(171,650,746)	4,062,838	23,843,828

Net assets at the beginning of period	437,953,242	609,603,988	23,843,828	—

Net assets at the end of period	$532,366,276	$437,953,242	$27,906,666	$23,843,828

(1)	Class T shares were not available for public offering.

See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited) (continued)

	Real Asset Income		Real Estate Securities
	Six Months Ended 6/30/19	Year Ended 12/31/18	Six Months Ended 6/30/19	Year Ended 12/31/18

Operations

Net investment income (loss)	$41,486,646	$98,725,400	$31,939,980	$66,724,738

Net realized gain (loss) from:

Investments and foreign currency	4,049,556	(37,840,856)	131,466,742	67,415,493

Futures contracts	—	2,813,514	—	—

Change in net unrealized appreciation (depreciation) of:

Investments and foreign currency	200,362,086	(187,951,172)	381,630,314	(320,335,746)

Futures contracts	—	(133,634)	—	—

Net increase (decrease) in net assets from operations	245,898,288	(124,386,748)	545,037,036	(186,195,515)

Distributions to Shareholders

Dividends

Class A Shares	(4,911,240)	(9,712,967)	(3,361,979)	(17,730,670)

Class C Shares	(4,344,380)	(8,470,366)	(404,157)	(2,449,091)

Class R3 Shares	—	—	(253,843)	(1,414,187)

Class R6 Shares	(1,311,720)	(1,478,458)	(6,118,011)	(20,227,182)

Class I Shares	(38,283,127)	(74,646,020)	(35,827,735)	(149,246,103)

Class T Shares(1)	—	(1,055)	—	(765)

Return of Capital

Class A Shares	—	(1,105,163)	—	—

Class C Shares	—	(1,153,747)	—	—

Class R3 Shares	—	—	—	—

Class R6 Shares	—	(158,482)	—	—

Class I Shares	—	(8,043,786)	—	—

Class T Shares(1)	—	(127)	—	—

Decrease in net assets from distributions to shareholders	(48,850,467)	(104,770,171)	(45,965,725)	(191,067,998)

Fund Share Transactions

Proceeds from sale of shares	324,718,286	579,661,431	402,017,378	869,814,162

Proceeds from shares issued to shareholders due to reinvestment of distributions	44,314,503	95,025,457	37,068,848	154,000,537

	369,032,789	674,686,888	439,086,226	1,023,814,699

Cost of shares redeemed	(320,435,862)	(844,651,713)	(524,169,154)	(1,454,944,075)

Net increase (decrease) in net assets from Fund share transactions	48,596,927	(169,964,825)	(85,082,928)	(431,129,376)

Net increase (decrease) in net assets	245,644,748	(399,121,744)	413,988,383	(808,392,889)

Net assets at the beginning of period	1,704,627,836	2,103,749,580	2,978,360,334	3,786,753,223

Net assets at the end of period	$1,950,272,584	$1,704,627,836	$3,392,348,717	$2,978,360,334

(1)	Class T shares were not available for public offering.

See accompanying notes to financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

Financial Highlights

(Unaudited)

Global Infrastructure

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended December 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV

Class A (12/07)

2019(f)	$9.48	$0.14	$1.93	$2.07	$—	$—	$—	$—	$11.55

2018	10.93	0.20	(1.05)	(0.85)	(0.22)	(0.36)	(0.02)	(0.60)	9.48

2017	9.69	0.22	1.66	1.88	(0.23)	(0.41)	—	(0.64)	10.93

2016	9.75	0.25	0.49	0.74	(0.30)	(0.50)	—	(0.80)	9.69

2015	10.79	0.19	(0.93)	(0.74)	(0.20)	(0.10)	—	(0.30)	9.75

2014	10.35	0.20	1.24	1.44	(0.16)	(0.84)	—	(1.00)	10.79

Class C (11/08)

2019(f)	9.41	0.10	1.91	2.01	—	—	—	—	11.42

2018	10.85	0.12	(1.04)	(0.92)	(0.14)	(0.36)	(0.02)	(0.52)	9.41

2017	9.62	0.14	1.65	1.79	(0.15)	(0.41)	—	(0.56)	10.85

2016	9.69	0.16	0.49	0.65	(0.22)	(0.50)	—	(0.72)	9.62

2015	10.71	0.11	(0.91)	(0.80)	(0.12)	(0.10)	—	(0.22)	9.69

2014	10.27	0.11	1.23	1.34	(0.06)	(0.84)	—	(0.90)	10.71

Class R3 (11/08)

2019(f)	9.64	0.13	1.95	2.08	—	—	—	—	11.72

2018	11.11	0.18	(1.07)	(0.89)	(0.20)	(0.36)	(0.02)	(0.58)	9.64

2017	9.85	0.20	1.68	1.88	(0.21)	(0.41)	—	(0.62)	11.11

2016	9.90	0.22	0.51	0.73	(0.28)	(0.50)	—	(0.78)	9.85

2015	10.95	0.17	(0.95)	(0.78)	(0.17)	(0.10)	—	(0.27)	9.90

2014	10.48	0.18	1.25	1.43	(0.12)	(0.84)	—	(0.96)	10.95

Class R6 (6/16)

2019(f)	9.47	0.15	1.93	2.08	—	—	—	—	11.55

2018	10.91	0.22	(1.03)	(0.81)	(0.25)	(0.36)	(0.02)	(0.63)	9.47

2017	9.65	0.27	1.66	1.93	(0.26)	(0.41)	—	(0.67)	10.91

2016(e)	11.06	0.11	(0.67)	(0.56)	(0.35)	(0.50)	—	(0.85)	9.65

Class I (12/07)

2019(f)	9.44	0.15	1.92	2.07	—	—	—	—	11.51

2018	10.89	0.22	(1.04)	(0.82)	(0.25)	(0.36)	(0.02)	(0.63)	9.44

2017	9.66	0.26	1.64	1.90	(0.26)	(0.41)	—	(0.67)	10.89

2016	9.73	0.27	0.50	0.77	(0.34)	(0.50)	—	(0.84)	9.66

2015	10.77	0.22	(0.94)	(0.72)	(0.22)	(0.10)	—	(0.32)	9.73

2014	10.35	0.21	1.26	1.47	(0.21)	(0.84)	—	(1.05)	10.77

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

21.73%	$55,697	1.38	%*	2.39	%*	1.22	%*	2.56	%*	68%

(7.88)	55,856	1.35		1.74		1.22		1.87		174

19.38	87,876	1.42		1.85		1.22		2.05		161

7.61	70,173	1.45		2.20		1.22		2.42		149

(6.89)	287,424	1.45		1.59		1.22		1.82		133

14.11	268,672	1.43		1.57		1.22		1.77		162

21.25	25,722	2.13	*	1.69	*	1.97	*	1.85	*	68

(8.60)	24,556	2.11		1.00		1.97		1.13		174

18.55	29,227	2.17		1.11		1.97		1.31		161

6.71	22,868	2.21		1.30		1.97		1.53		149

(7.50)	22,307	2.20		0.83		1.97		1.05		133

13.28	24,820	2.18		0.74		1.97		0.95		162

21.58	302	1.63	*	2.25	*	1.47	*	2.41	*	68

(8.14)	239	1.60		1.54		1.47		1.68		174

19.03	337	1.67		1.63		1.47		1.83		161

7.37	730	1.71		1.81		1.47		2.04		149

(7.10)	607	1.70		1.39		1.47		1.62		133

13.86	399	1.68		1.33		1.47		1.54		162

21.96	11,381	1.03	*	2.77	*	0.87	*	2.93	*	68

(7.56)	11,520	1.02		1.93		0.89		2.06		174

19.95	19,575	1.02		2.24		0.80		2.46		161

(5.08)	7,627	1.09	*	1.78	*	0.86	*	2.02	*	149

21.93	439,263	1.13	*	2.77	*	0.97	*	2.93	*	68

(7.67)	345,782	1.10		1.98		0.97		2.11		174

19.61	472,564	1.17		2.14		0.97		2.34		161

7.91	314,001	1.20		2.30		0.97		2.54		149

(6.67)	320,406	1.20		1.83		0.97		2.05		133

14.46	374,631	1.18		1.68		0.97		1.88		162

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the period June 30, 2016 (commencement of operations) through December 31, 2016.
(f)	For the six months ended June 30, 2019.
*	Annualized.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Global Real Estate Securities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended December 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV

Class A (03/18)

2019(f)	$19.07	$0.20	$3.28	$3.48	$(0.27)	$—	$(0.27)	$22.28

2018(e)	20.00	0.32	(0.54)	(0.22)	(0.53)	(0.18)	(0.71)	19.07

Class C (03/18)

2019(f)	19.06	0.12	3.28	3.40	(0.19)	—	(0.19)	22.27

2018(e)	20.00	0.20	(0.55)	(0.35)	(0.41)	(0.18)	(0.59)	19.06

Class R6 (03/18)

2019(f)	19.07	0.23	3.29	3.52	(0.30)	—	(0.30)	22.29

2018(e)	20.00	0.37	(0.55)	(0.18)	(0.57)	(0.18)	(0.75)	19.07

Class I (03/18)

2019(f)	19.07	0.25	3.26	3.51	(0.30)	—	(0.30)	22.28

2018(e)	20.00	0.36	(0.54)	(0.18)	(0.57)	(0.18)	(0.75)	19.07

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

18.27%	$35	2.96	%*	0.24	%*	1.29	%*	1.91	%*	111%

(1.21)	24	2.65	*	0.67	*	1.30	*	2.02	*	161

17.78	33	3.71	*	(0.49	)*	2.04	*	1.17	*	111

(1.77)	24	3.41	*	(0.09	)*	2.05	*	1.27	*	161

18.42	27,779	2.64	*	0.51	*	0.99	*	2.15	*	111

(0.97)	23,770	2.38	*	0.94	*	1.02	*	2.30	*	161

18.41	60	2.72	*	0.69	*	1.05	*	2.35	*	111

(1.03)	26	2.42	*	0.86	*	1.05	*	2.24	*	161

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the period March 20, 2018 (commencement of operations) though December 31, 2018.
(f)	For the six months ended June 30, 2019.
*	Annualized.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Real Asset Income

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended December 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV

Class A (9/11)

2019(f)	$21.46	$0.50	$2.57	$3.07	$(0.60)	$—	$—	$(0.60)	$23.93

2018	24.14	1.12	(2.61)	(1.49)	(1.07)	—	(0.12)	(1.19)	21.46

2017	22.76	1.11	1.59	2.70	(1.32)	—	—	(1.32)	24.14

2016	21.87	1.08	1.00	2.08	(1.12)	—	(0.07)	(1.19)	22.76

2015	23.78	1.08	(1.80)	(0.72)	(1.08)	(0.01)	(0.10)	(1.19)	21.87

2014	22.01	1.15	2.18	3.33	(1.16)	(0.40)	—	(1.56)	23.78

Class C (9/11)

2019(f)	21.47	0.42	2.56	2.98	(0.51)	—	—	(0.51)	23.94

2018	24.15	0.95	(2.62)	(1.67)	(0.89)	—	(0.12)	(1.01)	21.47

2017	22.77	0.94	1.59	2.53	(1.15)	—	—	(1.15)	24.15

2016	21.89	0.91	0.99	1.90	(0.95)	—	(0.07)	(1.02)	22.77

2015	23.79	0.92	(1.81)	(0.89)	(0.90)	(0.01)	(0.10)	(1.01)	21.89

2014	22.01	0.98	2.18	3.16	(0.98)	(0.40)	—	(1.38)	23.79

Class R6 (6/16)

2019(f)	21.56	0.58	2.54	3.12	(0.63)	—	—	(0.63)	24.05

2018	24.24	1.20	(2.63)	(1.43)	(1.13)	—	(0.12)	(1.25)	21.56

2017	22.83	1.22	1.58	2.80	(1.39)	—	—	(1.39)	24.24

2016(e)	23.49	0.48	(0.57)	(0.09)	(0.50)	—	(0.07)	(0.57)	22.83

Class I (9/11)

2019(f)	21.46	0.53	2.56	3.09	(0.62)	—	—	(0.62)	23.93

2018	24.14	1.18	(2.61)	(1.43)	(1.13)	—	(0.12)	(1.25)	21.46

2017	22.76	1.18	1.58	2.76	(1.38)	—	—	(1.38)	24.14

2016	21.88	1.14	0.98	2.12	(1.17)	—	(0.07)	(1.24)	22.76

2015	23.78	1.14	(1.79)	(0.65)	(1.14)	(0.01)	(0.10)	(1.25)	21.88

2014	22.01	1.27	2.12	3.39	(1.22)	(0.40)	—	(1.62)	23.78

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

14.39%	$194,081	1.15	%*	4.36	%*	1.15	%*	4.36	%*	48%

(6.38)	178,651	1.14		4.85		1.14		4.85		94

12.07	225,282	1.15		4.64		1.15		4.64		84

9.60	234,495	1.18		4.72		1.16		4.74		89

(3.19)	161,064	1.18		4.68		1.16		4.69		82

15.40	115,322	1.25		4.77		1.17		4.85		86

13.97	201,199	1.90	*	3.62	*	1.90	*	3.62	*	48

(7.09)	186,043	1.89		4.10		1.89		4.11		94

11.25	241,844	1.90		3.94		1.90		3.94		84

8.74	182,744	1.93		3.97		1.91		3.99		89

(3.88)	129,301	1.92		3.99		1.91		4.01		82

14.54	65,928	2.00		4.07		1.92		4.14		86

14.58	66,695	0.81	*	5.00	*	0.81	*	5.00	*	48

(6.08)	27,654	0.81		5.18		0.81		5.19		94

12.47	29,332	0.81		5.10		0.81		5.10		84

(0.43)	7,237	0.84	*	4.08	*	0.82	*	4.11	*	89

14.52	1,488,298	0.90	*	4.63	*	0.90	*	4.63	*	48

(6.13)	1,312,280	0.89		5.10		0.89		5.11		94

12.35	1,607,267	0.90		4.96		0.90		4.96		84

9.82	846,584	0.93		4.98		0.91		5.00		89

(2.90)	555,149	0.93		4.97		0.91		4.98		82

15.69	345,747	0.99		5.29		0.92		5.37		86

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the period June 30, 2016 (commencement of operations) through December 31, 2016.
(f)	For the six months ended June 30, 2019.
*	Annualized.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Real Estate Securities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended December 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV

Class A (9/95)

2019(d)	$18.03	$0.16	$3.12	$3.28	$(0.26)	$—	$(0.26)	$21.05

2018	20.23	0.31	(1.43)	(1.12)	(0.34)	(0.74)	(1.08)	18.03

2017	21.75	0.32	0.85	1.17	(0.37)	(2.32)	(2.69)	20.23

2016	22.66	0.31	1.14	1.45	(0.31)	(2.05)	(2.36)	21.75

2015	23.79	0.32	0.38	0.70	(0.37)	(1.46)	(1.83)	22.66

2014	19.46	0.32	5.62	5.94	(0.33)	(1.28)	(1.61)	23.79

Class C (2/00)

2019(d)	17.49	0.09	3.01	3.10	(0.18)	—	(0.18)	20.41

2018	19.63	0.17	(1.39)	(1.22)	(0.18)	(0.74)	(0.92)	17.49

2017	21.18	0.15	0.82	0.97	(0.20)	(2.32)	(2.52)	19.63

2016	22.11	0.12	1.12	1.24	(0.12)	(2.05)	(2.17)	21.18

2015	23.24	0.15	0.36	0.51	(0.18)	(1.46)	(1.64)	22.11

2014	19.03	0.15	5.50	5.65	(0.16)	(1.28)	(1.44)	23.24

Class R3 (9/01)

2019(d)	18.34	0.14	3.16	3.30	(0.24)	—	(0.24)	21.40

2018	20.56	0.28	(1.46)	(1.18)	(0.30)	(0.74)	(1.04)	18.34

2017	22.08	0.27	0.85	1.12	(0.32)	(2.32)	(2.64)	20.56

2016	23.00	0.26	1.16	1.42	(0.29)	(2.05)	(2.34)	22.08

2015	24.13	0.25	0.40	0.65	(0.32)	(1.46)	(1.78)	23.00

2014	19.72	0.28	5.69	5.97	(0.28)	(1.28)	(1.56)	24.13

Class R6 (4/13)

2019(d)	18.54	0.22	3.19	3.41	(0.30)	—	(0.30)	21.65

2018	20.75	0.44	(1.51)	(1.07)	(0.40)	(0.74)	(1.14)	18.54

2017	22.23	0.46	0.82	1.28	(0.44)	(2.32)	(2.76)	20.75

2016	23.07	0.43	1.16	1.59	(0.38)	(2.05)	(2.43)	22.23

2015	24.17	0.43	0.37	0.80	(0.44)	(1.46)	(1.90)	23.07

2014	19.72	0.48	5.65	6.13	(0.40)	(1.28)	(1.68)	24.17

Class I (6/95)

2019(d)	18.34	0.20	3.15	3.35	(0.29)	—	(0.29)	21.40

2018	20.55	0.39	(1.47)	(1.08)	(0.39)	(0.74)	(1.13)	18.34

2017	22.07	0.40	0.84	1.24	(0.44)	(2.32)	(2.76)	20.55

2016	22.97	0.38	1.15	1.53	(0.38)	(2.05)	(2.43)	22.07

2015	24.10	0.38	0.39	0.77	(0.44)	(1.46)	(1.90)	22.97

2014	19.70	0.40	5.68	6.08	(0.40)	(1.28)	(1.68)	24.10

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(c)

18.14%	$262,752	1.31	%*	1.63	%*	58%

(5.78)	264,414	1.26		1.61		131

5.34	459,034	1.29		1.47		131

6.58	679,318	1.30		1.32		139

3.22	690,025	1.30		1.37		104

30.94	751,098	1.30		1.44		89

17.71	46,078	2.06	*	0.91	*	58

(6.46)	43,152	2.02		0.89		131

4.59	66,953	2.04		0.71		131

5.76	89,123	2.05		0.55		139

2.45	93,499	2.05		0.65		104

29.99	91,172	2.05		0.69		89

17.99	22,601	1.56	*	1.41	*	58

(5.98)	22,073	1.52		1.42		131

5.08	36,829	1.54		1.23		131

6.31	53,413	1.55		1.11		139

2.95	57,416	1.55		1.06		104

30.66	68,569	1.55		1.22		89

18.42	449,994	0.88	*	2.15	*	58

(5.39)	346,185	0.88		2.21		131

5.78	277,978	0.87		2.04		131

7.05	307,921	0.87		1.83		139

3.60	254,414	0.87		1.80		104

31.51	250,116	0.89		2.12		89

18.34	2,610,923	1.06	*	1.93	*	58

(5.51)	2,302,536	1.02		1.96		131

5.61	2,945,935	1.04		1.78		131

6.79	3,497,055	1.05		1.61		139

3.48	3,666,093	1.05		1.58		104

31.28	4,085,270	1.05		1.75		89

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(d)	For the six months ended June 30, 2019.
*	Annualized.

See accompanying notes to financial statements.

Notes to Financial Statements

(Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Investment Funds, Inc. and Nuveen Investment Trust V (each a “Trust” and collectively, the “Trusts”), are open-end management investment companies registered under the Investment Company Act of 1940 (the “1940 Act”) as amended. Nuveen Investment Funds, Inc. is comprised of Nuveen Global Infrastructure Fund (“Global Infrastructure”), Nuveen Real Asset Income Fund (“Real Asset Income”) and Nuveen Real Estate Securities Fund (“Real Estate Securities”), among others, and Nuveen Investment Trust V is comprised of Nuveen Global Real Estate Securities Fund (“Global Real Estate Securities”), among others, (each a “Fund” and collectively, the “Funds”), as diversified funds. Nuveen Investment Funds, Inc. was incorporated in the State of Maryland on August 20, 1987 and Nuveen Investment Trust V was organized as a Massachusetts business trust on September 27, 2006.

The end of the reporting period for the Funds is June 30, 2019, and the period covered by these Notes to Financial Statements is the six months ended June 30, 2019 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives

Global Infrastructure’s investment objective is to seek long-term growth of capital and income. Global Real Estate Securities’ investment objective is to seek long-term capital appreciation with a secondary objective to provide current income. Real Asset Income’s investment objective is to seek a high level of current income with a secondary objective to seek capital appreciation. Real Estate Securities’ investment objective is to provide above average current income and long-term capital appreciation.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Global Infrastructure	Global Real Estate Securities	Real Asset Income	Real Estate Securities
Outstanding when-issued/delayed delivery purchase commitments	$333,506	$127,205	$8,037,117	$29,177

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”)

interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders annually for Global Infrastructure and quarterly for Global Real Estate Securities and Real Estate Securities. Real Asset Income’s dividends from net investment income are declared daily and distributed to shareholders monthly, and the Fund’s shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in the Funds’ portfolios. Distributions received from certain securities in which the Funds invest, most notably real estate investment trust (“REIT”) securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security reports the tax character of its distributions only once per year, generally during the first two months of the calendar year. The distribution is included in the Funds’ ordinary income until such time the Fund is notified by the issuer of the actual tax character. For the current fiscal period, dividend income, net realized gain (loss) and unrealized appreciation (depreciation) recognized on the Statement of Operations reflect the amounts of ordinary income, capital gain, and/or return of capital as reported by the issuers of such securities as of the last calendar year end.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of Global Infrastructure, Global Real Estate Securities and Real Estate Securities that are not directly attributable to a specific class of shares are prorated among the classes of each Fund based on the relative net assets of each class. Income and expenses of Real Asset Income that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets for Global Infrastructure, Global Real Estate Securities and Real Estate Securities and relative settled shares for Real Asset Income.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Compensation

Neither Trust pays compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to each Trust from the Adviser or its affiliates. The Funds’ Board of Directors/Trustees (the “Board”) has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under each Trust’s organizational documents, its officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to each Trust. In addition, in the normal course of business, each Trust enters into contracts that provide general indemnifications to other

Notes to Financial Statements (Unaudited) (continued)

parties. Each Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred. However, each Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives, when applicable, with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Fund invests are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Global Infrastructure	Level 1	Level 2		Level 3		Total
Long-Term Investments*:
Common Stocks	$259,256,111	$238,902,469	**	$—		$498,158,580
Real Estate Investment Trust Common Stocks	19,478,570	3,628,977	**	—		23,107,547
Investment Companies	1,318,054	—		—		1,318,054
Short-Term Investments:
Repurchase Agreements	—	13,690,096		—		13,690,096
Total	$280,052,735	$250,221,542		$—		$536,274,277

Global Real Estate Securities
Long-Term Investments*:
Real Estate Investment Trust Common Stocks	$17,501,693	$3,907,845	**	$—		$21,409,538
Common Stocks	1,579,149	4,389,354	**	—		5,968,503
Short-Term Investments:
Repurchase Agreements	—	728,537		—		728,537
Total	$19,080,842	$9,025,736		$—		$28,106,578

Real Asset Income
Long-Term Investments*:
Real Estate Investment Trust Common Stocks	$383,009,232	$89,372,434	**	$1,239,564	***	$473,621,230
Common Stocks	165,433,052	211,477,027	**	—		376,910,079
$25 Par (or similar) Retail Preferred	322,930,586	9,013,069	**	—		331,943,655
Corporate Bonds	—	287,962,589		—		287,962,589
$1,000 Par (or similar) Institutional Preferred	—	282,432,978		—		282,432,978
Convertible Preferred Securities	61,797,297	9,230,194	**	—		71,027,491
Variable Rate Senior Loan Interests	—	48,053,164		—		48,053,164
Convertible Bonds	—	13,256,973		—		13,256,973
Investment Companies	11,730,893	—		—		11,730,893
Short-Term Investments:
Repurchase Agreements	—	29,424,948		—		29,424,948
Total	$944,901,060	$980,223,376		$1,239,564		$1,926,364,000

Notes to Financial Statements (Unaudited) (continued)

Real Estate Securities	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Real Estate Investment Trust Common Stocks	$3,376,906,648	$—	$—	$3,376,906,648
Short-Term Investments:
Money Market Funds	2,171,580	—	—	2,171,580
Total	$3,379,078,228	$—	$—	$3,379,078,228
*	Refer to the Fund’s Portfolio of Investments for industry and country classifications, where applicable.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the end of the reporting period, the following Funds’ investments in non-U.S. securities were as follows:

Global Infrastructure	Value	% of Net Assets
Country:
Spain	$47,501,886	8.9%
Italy	46,183,199	8.7%
Australia	45,526,290	8.6%
France	43,342,200	8.1%
Canada	42,664,623	8.0%
New Zealand	16,299,877	3.1%
Japan	14,129,217	2.7%
Mexico	9,765,000	1.8%
Singapore	8,314,482	1.6%
Hong Kong	8,182,129	1.4%
Other	36,479,919	6.9%
Total non-U.S. securities	$318,388,822	59.8%

Global Real Estate Securities
Country:
Japan	$2,351,752	8.4%
Hong Kong	1,975,470	7.1%
Germany	1,681,555	6.0%
Australia	1,584,105	5.7%
United Kingdom	1,229,288	4.4%
Canada	1,030,102	3.7%
Singapore	674,068	2.4%
Belgium	435,974	1.6%
Sweden	378,205	1.4%
Netherlands	280,492	1.0%
Other	1,395,053	4.9%
Total non-U.S. securities	$13,016,064	46.6%

Real Asset Income	Value	% of Net Assets
Country:
Canada	$234,392,180	12.0%
Italy	82,693,226	4.2%
Singapore	80,437,711	4.1%
Australia	67,914,692	3.6%
France	55,849,912	2.9%
Germany	33,840,581	1.7%
New Zealand	32,173,912	1.6%
United Kingdom	30,213,884	1.5%
Hong Kong	21,931,703	1.1%
Brazil	14,645,230	0.8%
Other	146,117,655	7.6%
Total non-U.S. securities	$800,210,686	41.1%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets less liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Securities Lending

In order to generate additional income, Real Estate Securities may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Fund also has the ability to recall the securities on loan at any time.

The Fund’s policy is to receive, at the inception of a loan, cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Payable for collateral from securities lending program” on the Statement of Assets and Liabilities. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities. The market value of the securities loaned is determined at the close of each business day in order to determine the adequacy of the collateral. If the value of the securities on loan increases such that the level of collateralization falls below 100%, additional collateral is received from the borrower on the next business day, which is recognized as “Due from broker” on the Statement of Assets and Liabilities.

Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. Generally, in the event the borrower defaults on its obligation to return the loaned securities, the Fund has the right to use the collateral to acquire identical securities. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a loss to the Fund. Under the Fund’s securities lending agreement, however, the securities lending agent has indemnified the Fund against losses resulting from borrower default, except to the extent that those losses result from a decrease in the value of the collateral due to its investment by the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

The Fund’s custodian, U.S. Bank National Association, serves as its securities lending agent. Income earned from the securities lending program is paid to the Fund. Income from securities lending is recognized as “Securities lending income” on the Statement of Operations.

The Fund had no such securities out on loan as of the end of the reporting period.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Notes to Financial Statements (Unaudited) (continued)

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Global Infrastructure	Fixed Income Clearing Corporation	$13,690,096	$(13,690,096)	$—
Global Real Estate Securities	Fixed Income Clearing Corporation	728,537	(728,537)	—
Real Asset Income	Fixed Income Clearing Corporation	29,424,948	(29,424,948)	—
*

As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

On December 12, 2018, Class T Shares were liquidated.

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 6/30/19		Year Ended 12/31/18
Global Infrastructure	Shares	Amount	Shares	Amount
Shares sold:
Class A	561,756	$6,008,633	914,122	$9,675,613
Class C	72,526	774,627	437,191	4,565,763
Class R3	2,720	29,201	5,279	56,286
Class R6	16,961	184,404	734,678	7,924,547
Class I	7,224,857	77,457,188	10,499,676	110,691,696
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	390,426	3,846,492
Class C	—	—	129,745	1,269,665
Class R3	—	—	1,233	12,347
Class R6	—	—	72,844	715,551
Class I	—	—	1,641,064	16,075,108
	7,878,820	84,454,053	14,826,258	154,833,068
Shares redeemed:
Class A	(1,629,329)	(17,288,094)	(3,449,622)	(35,564,244)
Class C	(429,211)	(4,458,790)	(650,997)	(6,747,995)
Class R3	(1,757)	(19,175)	(12,032)	(129,441)
Class R6	(248,412)	(2,553,122)	(1,385,111)	(14,148,033)
Class I	(5,693,043)	(60,448,937)	(18,899,242)	(196,631,176)
Class T(1)	—	—	(2,264)	(23,256)
	(8,001,752)	(84,768,118)	(24,399,268)	(253,244,145)
Net increase (decrease)	(122,932)	$(314,065)	(9,573,010)	$(98,411,077)

	Six Months Ended 6/30/19		For the Period 3/20/18 (commencement of operations) through 12/31/18
Global Real Estate Securities	Shares	Amount	Shares	Amount
Shares sold:
Class A	303	$6,675	1,250	$25,000
Class C	231	5,000	1,250	25,000
Class R6	—	—	1,246,250	24,925,000
Class I	1,314	28,040	1,395	28,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	2	50	—	—
Class C	1	29	—	—
Class R6	—	—	—	—
Class I	19	423	4	73
	1,870	40,217	1,250,149	25,003,073
Shares redeemed:
Class A	—	—	—	—
Class C	—	—	—	—
Class R6	—	—	—	—
Class I	—	—	(49)	(1,009)
	—	—	(49)	(1,009)
Net increase (decrease)	1,870	$40,217	1,250,100	$25,002,064
(1)	Class T Shares were not available for public offering.

Notes to Financial Statements (Unaudited) (continued)

	Six Months Ended 6/30/19		Year Ended 12/31/18
Real Asset Income	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,028,199	$23,765,329	2,308,123	$53,398,939
Class A – automatic conversion of Class C Shares	32	730	33	756
Class C	516,460	12,005,730	1,286,094	29,754,671
Class R6	1,664,488	39,123,737	455,552	10,521,822
Class I	10,797,905	249,822,760	21,070,549	485,985,243
Shares issued to shareholders due to reinvestment of distributions:
Class A	203,763	4,755,174	458,084	10,492,392
Class C	175,537	4,098,450	397,715	9,115,780
Class R6	55,720	1,311,561	71,249	1,636,924
Class I	1,463,241	34,149,318	3,220,695	73,780,361
	15,905,345	369,032,789	29,268,094	674,686,888
Shares redeemed:
Class A	(1,446,466)	(33,566,972)	(3,772,845)	(86,148,974)
Class C	(952,713)	(22,048,070)	(3,032,882)	(69,466,348)
Class C – automatic conversion of Class A Shares	(32)	(730)	(33)	(756)
Class R6	(229,724)	(5,393,786)	(454,318)	(10,291,330)
Class I	(11,221,026)	(259,426,304)	(29,707,203)	(678,721,285)
Class T(1)	—	—	(1,048)	(23,020)
	(13,849,961)	(320,435,862)	(36,968,329)	(844,651,713)
Net increase (decrease)	2,055,384	$48,596,927	(7,700,235)	$(169,964,825)

	Six Months Ended 6/30/19		Year Ended 12/31/18
Real Estate Securities	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,125,393	$22,728,685	4,023,254	$77,536,586
Class A – automatic conversion of Class C Shares	105	2,118	7,246	146,917
Class C	50,066	1,002,792	170,862	3,199,768
Class R3	91,589	1,915,069	256,017	4,986,275
Class R6	3,968,047	83,622,204	8,589,549	171,099,358
Class I	14,164,013	292,746,510	31,487,671	612,845,258
Shares issued to shareholders due to reinvestment of distributions:
Class A	151,801	3,181,787	888,013	17,118,013
Class C	15,661	318,399	104,841	1,961,282
Class R3	11,559	246,387	69,356	1,360,314
Class R6	262,724	5,666,280	956,296	18,917,387
Class I	1,297,391	27,655,995	5,855,866	114,643,541
	21,138,349	439,086,226	52,408,971	1,023,814,699
Shares redeemed:
Class A	(3,454,916)	(70,803,908)	(12,950,508)	(253,478,814)
Class C	(275,265)	(5,426,145)	(1,210,755)	(22,666,215)
Class C – automatic conversion of Class A Shares	(108)	(2,118)	(7,467)	(146,917)
Class R3	(250,753)	(5,143,964)	(913,251)	(17,938,934)
Class R6	(2,115,581)	(44,738,180)	(4,271,476)	(84,946,053)
Class I	(19,026,855)	(398,054,839)	(55,091,024)	(1,075,744,697)
Class T(1)	—	—	(1,131)	(22,445)
	(25,123,478)	(524,169,154)	(74,445,612)	(1,454,944,075)
Net increase (decrease)	(3,985,129)	$(85,082,928)	(22,036,641)	$(431,129,376)
(1)	Class T Shares were not available for public offering.

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding investments purchased with collateral from securities lending and derivative transactions, where applicable) during the current fiscal period were as follows:

	Global Infrastructure	Global Real Estate Securities	Real Asset Income	Real Estate Securities
Purchases	$334,576,391	$29,022,425	$906,828,102	$1,910,680,880
Sales and maturities	326,107,065	28,967,501	857,812,991	1,958,839,162

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of June 30, 2019.

	Global Infrastructure	Global Real Estate Securities	Real Asset Income	Real Estate Securities
Tax cost of investments	$438,297,781	$26,360,052	$1,855,907,073	$2,689,480,483
Gross unrealized:
Appreciation	115,906,231	2,324,741	124,091,768	781,578,770
Depreciation	(17,929,735)	(578,215)	(53,634,841)	(91,981,025)
Net unrealized appreciation (depreciation) of investments	$97,976,496	$1,746,526	$70,456,927	$689,597,745

Permanent differences, primarily due to federal taxes paid, securities litigation settlements, foreign currency transactions, distribution reallocations, nondeductible stock issuance costs, bond premium amortization adjustments, investments in passive foreign investment companies, investments in partnerships, deemed dividend due to corporate actions, Sec. 305(c) adjustments, and complex securities character adjustments, resulted in reclassifications among the Funds’ components of net assets as of December 31, 2018, the Funds’ last tax year end.

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2018, the Funds’ last tax year end, were as follows:

	Global Infrastructure	Global Real Estate Securities	Real Asset Income	Real Estate Securities
Undistributed net ordinary income[1]	$—	$131,835	$—	$—
Undistributed net long-term capital gains	—	2,986	—	5,560,228
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended December 31, 2018 was designated for purposes of the dividends paid deduction as follows:

	Global Infrastructure	Global Real Estate Securities[2]	Real Asset Income	Real Estate Securities
Distributions from net ordinary income[1]	$17,050,993	$890,956	$94,308,866	$75,657,914
Distributions from net long-term capital gains	10,688,243	38,628	—	115,410,084
Return of capital	1,126,278	—	10,461,305	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
[2]	For the period March 20, 2018 (commencement of operations) through December 31, 2018.

Notes to Financial Statements (Unaudited) (continued)

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Funds have elected to defer losses as follows:

	Global Infrastructure	Global Real Estate Securities
Post-October capital losses[3]	$2,712,646	$296,358
Late-year ordinary losses[4]	—	—
[3]	Capital losses incurred from November 1, 2018 through December 31, 2018, the Funds’ last tax year end.
[4]	Specified losses incurred from November 1, 2018 through December 31, 2018.

As of December 31, 2018, the Funds’ last tax year end, the following Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Real Asset Income
Not subject to expiration:
Short-term	$34,013,874
Long-term	10,681,224
Total	$44,695,098

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedules:

Average Daily Net Assets	Global Infrastructure and Global Real Estate Securities	Real Estate Securities
For the first $125 million	0.7500%	0.7000%
For the next $125 million	0.7375	0.6875
For the next $250 million	0.7250	0.6750
For the next $500 million	0.7125	0.6625
For the next $1 billion	0.7000	0.6500
For the next $3 billion	0.6750	0.6250
For the next $2.5 billion	0.6500	0.6000
For the next $2.5 billion	0.6375	0.5875
For net assets over $10 billion	0.6250	0.5750

Average Daily Net Assets	Real Asset Income
For the first $125 million	0.6000%
For the next $125 million	0.5875
For the next $250 million	0.5750
For the next $500 million	0.5625
For the next $1 billion	0.5500
For the next $3 billion	0.5250
For the next $5 billion	0.5000
For net assets over $10 billion	0.4875

The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and (except for Global Real Estate Securities and Real Asset Income) making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex level fee schedule for each Fund is as follows:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of June 30, 2019, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee
Global Infrastructure	0.1690%
Global Real Estate Securities	0.1577
Real Asset Income	0.1577
Real Estate Securities	0.1865

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the following Funds so that the total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitations that expire may be terminated or modified prior to that date only with the approval of the Board.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date
Global Infrastructure	1.00%	July 31, 2021
Global Real Estate Securities	1.09	July 31, 2021
Real Asset Income	0.95	July 31, 2021

Other Transactions with Affiliates

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Global Infrastructure	Global Real Estate Securities	Real Asset Income	Real Estate Securities
Sales charges collected	$64,705	$—	$282,429	$31,585
Paid to financial intermediaries	58,413	—	249,900	27,652

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

Notes to Financial Statements (Unaudited) (continued)

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Global Infrastructure	Global Real Estate Securities	Real Asset Income	Real Estate Securities
Commission advances	$29,500	$—	$244,168	$15,367

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on C Shares during the first year following a purchase were retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Global Infrastructure	Global Real Estate Securities	Real Asset Income	Real Estate Securities
12b-1 fees retained	$29,632	$189	$274,961	$23,554

The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Global Infrastructure	Global Real Estate Securities	Real Asset Income	Real Estate Securities
CDSC retained	$7,856	$—	$19,242	$1,138

As of the end of the reporting period, TIAA owned shares of the following Fund:

Global Real Estate Securities
Class A Shares	1,250
Class C Shares	1,250
Class R6 Shares	1,246,250
Class I Shares	1,250

8. Borrowing Arrangements

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2020 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the Funds utilized this facility.

9. New Accounting Pronouncements

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. During the current fiscal period, ASU 2017-08 became effective for the Funds and it did not have a material impact on the Funds’ financial statements.

Fair Value Measurement: Disclosure Framework

During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Funds’ financial statements.

10. Subsequent Events

Complex-Level Management Fee

Effective August 1, 2019 (subsequent to the close of the reporting period), “eligible assets” of the complex-level management fee will include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year.

Additional Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

One North Wacker Drive

Chicago, IL 60606

Custodians

State Street Bank & Trust
Company

One Lincoln Street

Boston, MA 02111

U.S. Bank National Association*

1555 North RiverCenter Drive Suite 302

Milwaukee, WI 53202

		Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services DST Asset Manager Solutions, Inc. (DST) P.O. Box 219140 Kansas City, MO 64121-9140 (800) 257-8787

* For Nuveen Real Estate Securities Fund only.

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FlNRA.org.

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Basis Point: One one-hundredth of one percentage point, or 0.01%. For example, 25 basis points equals 0.25%.

Beta: A measure of the volatility of a portfolio relative to the overall market. A beta less than 1.0 indicates lower risk than the market; a beta greater than 1.0 indicates higher risk than the market.

Bloomberg Barclays U.S. Corporate High Yield Bond Index: An index that covers the universe of fixed-rate, non-investment-grade corporate debt of issuers in non-emerging market countries. Eurobonds and debt issues from countries designated as emerging markets are excluded. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

FTSE EPRA/NAREIT (Financial Times Stock Exchange – European Public Real Estate Association/National Association of Real Estate Investments Trust) Developed Index TR (Total Return) (old benchmark): An index designed to track the performance of listed real estate companies and REITS worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and Exchange Traded Funds (ETFs). The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

FTSE EPRA/NAREIT (Financial Times Stock Exchange – European Public Real Estate Association/National Association of Real Estate Investments Trust) Developed Index NR (Net Return) (new benchmark): An index designed to track the performance of listed real estate companies and REITS worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and Exchange Traded Funds (ETFs). The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Lipper Global Infrastructure Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Infrastructure Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Global Real Estate Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Real Estate Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Real Estate Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Real Estate Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Real Return Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Real Return Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Morgan Stanley Capital International (MSCI) All Country World Index (ACWI): A free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI U.S. REIT Index: An unmanaged index that tracks the performance of real estate investment trusts (REITs). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Real Asset Income Blend (old benchmark): A five index blend comprised of weightings approximating the Fund’s proposed portfolio. The Fund’s proposed portfolio may differ significantly from the blended portfolio and actual returns may be substantially lower. Benchmark returns do not include the effects of any sales charges or management fees.

Weighting Percentage	Index	Definition
28%	S&P Global Infrastructure Index TR (Total Return)	An unmanaged index comprised of 75 of the largest publicly listed infrastructure companies that meet specific investability requirements.
21%	Financial Times Stock Exchange - European Public Real Estate Association/National Association of Real Estate Investments Trust (FTSE EPRA/NAREIT) Developed Index TR (Total Return)	An index designed to track the performance of listed real estate companies and REITs worldwide.
18%	Wells Fargo Hybrid & Preferred Securities REIT Index TR	An Index designed to track the performance of preferred securities issued in the U.S. market by real estate investment trusts (REITs). The index is composed exclusively of preferred shares and depositary shares.
18%	Bloomberg Barclays U.S. Corporate High Yield Bond Index TR	An index that covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.
15%	Bloomberg Barclays Global Capital Securities Index TR	An index that tracks fixed-rate, investment grade capital securities denominated in USD, EUR and GBP.

Real Asset Income Blend (new benchmark): A five index blend comprised of weightings approximating the Fund’s proposed portfolio. The Fund’s proposed portfolio may differ significantly from the blended portfolio and actual returns may be substantially lower. Benchmark returns do not include the effects of any sales charges or management fees.

Weighting Percentage	Index	Definition
28%	S&P Global Infrastructure Index NR (Net Return)	An unmanaged index comprised of 75 of the largest publicly listed infrastructure companies that meet specific investability requirements.
21%	Financial Times Stock Exchange - European Public Real Estate Association/National Association of Real Estate Investments Trust (FTSE EPRA/NAREIT) Developed Index NR (Net Return)	An index designed to track the performance of listed real estate companies and REITs worldwide.
18%	Wells Fargo Hybrid & Preferred Securities REIT Index TR	An Index designed to track the performance of preferred securities issued in the U.S. market by real estate investment trusts (REITs). The index is composed exclusively of preferred shares and depositary shares.
18%	Bloomberg Barclays U.S. Corporate High Yield Bond Index TR	An index that covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.
15%	Bloomberg Barclays Global Capital Securities Index TR	An index that tracks fixed-rate, investment grade capital securities denominated in USD, EUR and GBP.

S&P 500®: An unmanaged Index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect of any applicable sales charges or management fees.

S&P Global Infrastructure Index TR (Total Return) (old benchmark): An index that provides liquid and tradable exposure to 75 companies from around the world that represent the listed infrastructure universe. To create diversified exposure across the global listed infrastructure market, the index has balanced weights across three distinct infrastructure clusters: utilities, transportation, and energy. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Glossary of Terms Used in this Report (continued)

S&P Global Infrastructure Index NR (Net Return) (new benchmark): An index that provides liquid and tradable exposure to 75 companies from around the world that represent the listed infrastructure universe. To create diversified exposure across the global listed infrastructure market, the index has balanced weights across three distinct infrastructure clusters: utilities, transportation, and energy. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Annual Investment Management Agreement Approval Process

(Unaudited)

At a meeting held on May 21-23, 2019 (the “May Meeting”), the Board of Trustees or Directors, as applicable (the “Board” and each Trustee or Director, a “Board Member”) of the Funds, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”

In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of the Sub-Adviser and investment team; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the Sub-Adviser; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Board Members held an in-person meeting on April 17-18, 2019 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. The Independent Board Members asked questions and requested additional information that was provided for the May Meeting.

The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. The Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor or information as determinative or controlling, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

such services provided during the last year. The Board recognized that the Adviser provides a comprehensive set of services necessary to operate the Nuveen funds in a highly regulated industry and noted that the scope of such services has expanded over the years as a result of regulatory, market and other developments, such as the development of the liquidity management program and expanded compliance programs. Some of the functions the Adviser is responsible for include, but are not limited to: product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); investment oversight (such as analyzing fund performance, sub-advisers and investment teams and analyzing trade executions of portfolio transactions, soft dollar practices and securities lending activities); securities valuation services (such as executing the daily valuation process for portfolio securities and developing and recommending changes to valuation policies and procedures); risk management (such as overseeing operational and investment risks, including stress testing); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the Nuveen funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as oversight and liaison of transfer agent service providers which include registered shareholder customer service and transaction processing); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as developing and maintaining a compliance program to ensure compliance with applicable laws and regulations, monitoring compliance with applicable fund policies and procedures and adherence to investment restrictions, and evaluating the compliance programs of the Nuveen fund sub-advisers and certain other service providers); and legal support and oversight of outside law firms (such as with respect to filing and updating registration statements; maintaining various regulatory registrations; and providing legal interpretations regarding fund activities, applicable regulations and implementation of policies and procedures). In reviewing the scope and quality of services, the Board recognized the continued efforts and resources the Adviser and its affiliates have employed to continue to enhance their services for the benefit of the complex as well as particular Nuveen funds over recent years. Such service enhancements have included, but are not limited to:

•

Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, repositioning funds, merging funds, introducing additional share classes, reviewing and updating investment policies and benchmarks, modifying the composition of certain portfolio management teams and analyzing various data to help devise such improvements;

•	Capital Initiatives – continuing to invest capital to support new funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;

•

Compliance Program Initiatives – continuing efforts to enhance the compliance program through, among other things, internally integrating various portfolio management teams and aligning compliance support accordingly, completing a comprehensive review of existing policies and procedures and revising such policies and procedures as appropriate, enhancing compliance-related technologies and workflows, and optimizing compliance shared services across the organization and affiliates;

•

Risk Management and Valuation Services – continuing efforts to strengthen the risk management functions, including through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates, increasing the efficiency of risk monitoring performed on the Nuveen funds through improved reporting, continuing to implement risk programs designed to provide a more disciplined and consistent approach to identifying and mitigating operational risks, continuing progress on implementing a liquidity program that complies with the new liquidity regulatory requirements and continuing to oversee the daily valuation process;

•

Additional Compliance Services – continuing investment of time and resources necessary to develop the compliance policies and procedures and other related tools necessary to meet the various new regulatory requirements affecting the Nuveen funds that have been adopted over recent years;

•

Government Relations – continuing efforts of various Nuveen teams and affiliates to advocate and communicate their positions with lawmakers and other regulatory bodies on issues that will impact the Nuveen funds;

•

Business Continuity, Disaster Recovery and Information Services – establishing an information security program to help identify and manage information security risks, periodically testing disaster recovery plans, maintaining and updating business continuity plans and providing reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, incident tracking and other relevant information technology risk-related reports; and

•

Expanded Dividend Management Services – continuing to expand the services necessary to manage the dividends among the varying types of Nuveen funds that have developed as the Nuveen complex has grown in size and scope.

In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio. The Board noted that the Adviser oversees the Sub-Adviser and considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B. The Investment Performance of the Funds and Fund Advisers

In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered the investment performance of the Nuveen funds they advise. In this regard, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2018 (or for shorter periods available in the case of Nuveen Global Real Estate Securities Fund (the “Global Real Estate Securities Fund”), which was not in existence for part of the foregoing timeframe), as well as performance data for the first quarter of 2019 ending March 29, 2019. The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2018. The Board considered the Adviser’s analysis of each fund’s performance, with particular focus on funds that were considered performance outliers and the factors contributing to their performance. The Board also noted that it received performance data of the Nuveen funds during its quarterly meetings throughout the year and took into account the discussions that occurred at these Board meetings regarding fund performance. In this regard, in its evaluation of Nuveen fund performance at meetings throughout the year, the Board considered performance information for the funds for different time periods, both absolute and relative to appropriate benchmarks and peers, with particular attention to information indicating underperformance of the respective funds and discussed with the Adviser the reasons for such underperformance.

The Board reviewed both absolute and relative fund performance during the annual review. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high. Depending on the facts and circumstances, however, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. In addition, the performance data may vary significantly depending on the end date selected, and shareholders may evaluate fund performance based on their own holding period which may differ from the performance periods reviewed by the Board leading to different results. Further, the Board considered a fund’s performance in light of the overall financial market conditions during the respective periods. As noted above, the Board reviewed, among other things, Nuveen fund performance over various periods ended December 31, 2018, and the Board was aware of the market decline in the fourth quarter of 2018 and considered performance from the first quarter of 2019 as well. The Board also noted that a shorter period of underperformance may significantly impact longer term performance.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

The Board’s determinations with respect to each Fund are summarized below.

For Nuveen Real Estate Securities Fund (the “Real Estate Securities Fund”), the Board noted that although the Fund’s performance was below its benchmark in the one-, three- and five-year periods, the Fund ranked in the second quartile of its Performance Peer Group in the one- and three-year periods and first quartile in the five-year period. The Board was satisfied with the Fund’s overall performance.

For the Global Real Estate Securities Fund, the Board noted that the Fund was new with available performance information that was too limited to make a meaningful assessment of performance.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

For Nuveen Global Infrastructure Fund (the “Global Infrastructure Fund”), the Board noted that although the Fund’s performance was below its benchmark in the three-year period, the Fund outperformed its benchmark in the one- and five-year periods and ranked in the second quartile of its Performance Peer Group in the one- and five-year periods and third quartile in the three-year period. The Board was satisfied with the Fund’s overall performance.

For Nuveen Real Asset Income Fund (the “Real Asset Income Fund”), the Board noted that the Fund ranked in the second quartile of its Performance Peer Group in the one- and three-year periods and first quartile in the five-year period. The Board, however, noted the Performance Peer Group was rated low for relevancy. The Fund also outperformed the performance of its benchmark in the one-, three- and five-year periods. The Board was satisfied with the Fund’s overall performance.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Nuveen fund, before and after any undertaking by Nuveen to limit the fund’s total annual operating expenses to certain levels. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.

In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”), including the Real Asset Income Fund, and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $51.5 million and fund-level breakpoints reduced fees by $55.1 million in 2018. Further, fee caps and waivers for all applicable Nuveen funds saved an additional $15 million in fees for shareholders in 2018.

With respect to the Sub-Adviser, the Board considered the sub-advisory fee paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients, if any.

The Independent Board Members noted that the Global Infrastructure Fund and the Global Real Estate Securities Fund each had a net management fee and a net expense ratio that were below the respective peer averages. The Board further noted that the Global Real Estate Securities Fund did not incur a management fee after fee waivers and expense reimbursements for the last fiscal year. The Independent Board Members noted that the Real Estate Securities Fund had a net management fee and a net expense ratio that were in line with the respective peer averages. The Board noted that the Real Asset Income Fund had a net management fee that was in line with the peer average, but a net expense ratio that was slightly higher than the peer average. The Independent Board Members noted that the net expense ratio of the Real Asset Income Fund was slightly higher than the peer average due to, among other things, the smaller size of the Fund compared to peers in the Peer Group and the management fee of a peer that was subject to performance adjustments. Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. For the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts; sub-advised funds outside the Nuveen family; foreign investment companies offered by Nuveen; and collective investment trusts. The Board further noted that the Adviser also advised certain exchange-traded funds (“ETFs”) sponsored by Nuveen.

The Board recognized that each Fund had an affiliated sub-adviser and, with respect to affiliated sub-advisers, reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies offered by Nuveen. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts by the Sub-Adviser and of the non-Nuveen investment companies sub-advised by affiliated sub-advisers.

In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to certain other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board noted, among other things, the wide range of services in addition to investment management services provided to the Nuveen funds when the Adviser is principally responsible for all aspects of operating the funds, including the increased regulatory requirements that must be met in managing the funds, the larger account sizes of managed accounts and the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2018 and 2017. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the adjusted margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line that was launched in 2016. The Independent Board Members noted that Nuveen’s net margins were higher in 2018 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board considered the costs of investments in the Nuveen business, including the investment of seed capital in certain Nuveen funds and additional investments in infrastructure and technology. The Independent Board Members also noted that Nuveen’s adjusted margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers; however, the Independent Board Members recognized the inherent limitations of the comparative data of other publicly traded peers given that the calculation of profitability is rather subjective and numerous factors (such as types of funds, business mix, cost of capital, methodology to allocate expenses and other factors) can have a significant impact on the results.

The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the ten-year period from 2008 to 2018, and recognized that other reasonable allocation methodologies could be employed and lead to significantly different results. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review profitability and discuss any proposed changes to the methodology prior to the full Board’s review.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2018 and 2017 calendar years to consider the financial strength of TIAA having recognized the importance of having an adviser with significant resources.

In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2018 and the pre- and post-tax revenue margin from 2018 and 2017.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members noted that although economies of scale are difficult to measure, the Adviser shares the benefits of economies of scale in various ways including breakpoints in the management fee schedule (subject to limited exceptions), fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in its business which can enhance the services provided to the funds for the fees paid. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular Nuveen fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on the Nuveen funds as the eligible assets in the complex pass certain thresholds. The Independent Board Members reviewed, among other things, the fund-level and complex-level fee schedules and the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2017 and 2018), including the temporary expense caps applicable to the Global Infrastructure Fund, Global Real Estate Securities Fund and Real Asset Income Fund. The Independent Board Members noted that as a result of fund-level management fee changes implemented in June 2017, none of the Nuveen open-end funds were above their top level fee breakpoint.

In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system as well as other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party broker-dealers, the Board reviewed the amount retained by the Adviser’s affiliate as a result of serving as principal underwriter. In addition, the Independent Board Members also noted that the Sub-Adviser engages in soft dollar transactions pursuant to which it may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds.

The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	MSA-FREGIF-0619D 915379-INV-B-08/20

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By	(Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher Vice President and Secretary

Date: September 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer Chief Administrative Officer (principal executive officer)

Date: September 5, 2019

By	(Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham Vice President and Controller (principal financial officer)

Date: September 5, 2019